Institution Name;Deutsche Bank Trust Company Americas
Institution Address;60 WALL STREET
;NEW YORK;NY;10005

Certificate Number;623

Selected Form;CALL 31
Selected Report Date;09/30/2006

                   ; SELECTED
                     MDRM     ; DENAME
SELECTED DENAME      NUMBER     VALUE    ; FFIEC ITEM DESCRIPTION
------------------ ---------- ---------- ---------------------------------------------------------------------------------------

                   ;          ;          ; Schedule RC Balance Sheet
                   ;          ;          ; Dollar Amounts in Thousands
                   ;          ;          ; ASSETS
                   ;          ;          ; 1. Cash and balances due from depository institutions (from Schedule RC A)
NONINTBAL          ; RCFD0081 ; 2085000  ; 1.a. Noninterest bearing balances and currency and coin*
INTBAL             ; RCFD0071 ; 271000   ; 1.b. Interest bearing balances**
                   ;          ;          ; 2. Securities
SECURHTM           ; RCFD1754 ; 0        ; 2.a. Held to maturity securities (from Schedule RC B, column A)
SECURAFS           ; RCFD1773 ; 1570000  ; 2.b. Available for sale securities (from Schedule RC B, column D)
FFSDOM1D           ; RCONB987 ; 2180000  ; 3.a. Federal funds sold in domestic offices
SPURDF             ; RCFDB989 ; 1697000  ; 3.b. Securities purchased under agreements to resell***
                   ;          ;          ; 4. Loans and lease financing receivables (from Schedule RC C)
SALELNLSE          ; RCFD5369 ; 297000   ; 4.a. Loans and leases held for sale
LOANLSENUI         ; RCFDB528 ; 6646000  ; 4.b. Loans and leases, net of unearned income
RESLOANS           ; RCFD3123 ; 127000   ; 4.c. LESS: Allowance for loan and lease losses
LOANLSENET         ; RCFDB529 ; 6519000  ; 4.d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)
TRADEAST           ; RCFD3545 ; 16501000 ; 5. Trading assets (from Schedule RC D)
BKPRMFF            ; RCFD2145 ; 146000   ; 6. Premises and fixed assets (including capitalized leases)
RE                 ; RCFD2150 ; 1000     ; 7. Other real estate owned (from Schedule RC M)
INVSUB             ; RCFD2130 ; 8000     ; 8. Investments in unconsolidated subsidiaries and associated companies (from
                                           Schedule RC M)
                   ;          ;          ; 9. Not applicable
                   ;          ;          ; 10. Intangible assets

GOODWILL           ; RCFD3163 ; 0        ; 10.a. Goodwill
OTHINGASET         ; RCFD0426 ; 41000    ; 10.b. Other intangible assets (from Schedule RC M)
OASSETS            ; RCFD2160 ; 7501000  ; 11. Other assets (from Schedule RC F)
ASSETS             ; RCFD2170 ; 38817000 ; 12. Total assets (sum of items 1 through 11)
                   ;          ;          ; LIABILITIES
                   ;          ;          ; 13. Deposits
D_DEPOSITS         ; RCON2200 ; 11626000 ; 13.a. In domestic offices (sum of totals of columns A and C from Schedule RC E, part I)
D_NONINTDEP        ; RCON6631 ; 4195000  ; 13.a.(1) Noninterest bearing****
D_INTBEARDEP       ; RCON6636 ; 7431000  ; 13.a.(2) Interest bearing
F_DEPOSITS         ; RCFN2200 ; 7296000  ; 13.b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule
                                           RC E, part II)
F_NONINTDEP        ; RCFN6631 ; 1896000  ; 13.b.(1) Noninterest bearing
F_INTBEARDEP       ; RCFN6636 ; 5400000  ; 13.b.(2) Interest bearing
                   ;          ;          ; 14. Federal funds purchased and securities sold under agreements to repurchase
FFPDOMO            ; RCONB993 ; 6339000  ; 14.a. Federal funds purchased in domestic offices*****
SSOLDDF            ; RCFDB995 ; 914000   ; 14.b. Securities sold under agreements to repurchase******
TRADELIAB          ; RCFD3548 ; 547000   ; 15. Trading liabilities (from Schedule RC D)
OTHBMONEY          ; RCFD3190 ; 445000   ; 16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC M)
                   ;          ;          ; 17.  and 18. Not applicable
SUBND              ; RCFD3200 ; 8000     ; 19. Subordinated notes and debentures*******
OLIAB              ; RCFD2930 ; 2970000  ; 20. Other liabilities (from Schedule RC G)
LIABIL             ; RCFD2948 ; 30145000 ; 21. Total liabilities (sum of items 13 through 20)
OLMINOR            ; RCFD3000 ; 443000   ; 22. Minority interest in consolidated subsidiaries
                   ;          ;          ; EQUITY CAPITAL
PERPPFDSTK         ; RCFD3838 ; 1500000  ; 23. Perpetual preferred stock and related surplus
COMPAR             ; RCFD3230 ; 2127000  ; 24. Common stock
SURPLUS            ; RCFD3839 ; 584000   ; 25. Surplus (exclude all surplus related to preferred stock)
UNDIVDAGG          ; RCFD3632 ; 3995000  ; 26.a. Retained earnings

ACCOMINC           ; RCFDB530 ; 23000    ; 26.b. Accumulated other comprehensive income********
OTHEQCAP           ; RCFDA130 ; 0        ; 27. Other equity capital components*********
CAPITAL            ; RCFD3210 ; 8229000  ; 28. Total equity capital (sum of items 23 through 27)
TOTLICAP           ; RCFD3300 ; 38817000 ; 29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)
                   ;          ;          ; Memorandum
                   ;          ;          ; To be reported with the March Report of Condition.
AUDIT_C            ; RCFD6724 ;          ; M.1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2005
                   ;          ;          ; 1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
                   ;          ;          ; 2 = Independent audit of the banks parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
                   ;          ;          ; 3 = Attestation on bank management sassertion on the effectiveness of the banks internal control over financial reporting by a certified public accounting firm
                   ;          ;          ; 4 = Directors examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
                   ;          ;          ; 5 = Directors examination of the bank performed by other external auditors (may be required by state chartering authority)
                   ;          ;          ; 6 = Review of the banks financial statements by external auditors
                   ;          ;          ; 7 = Compilation of the banks financial statements by external auditors
                   ;          ;          ; 8 = Other audit procedures (excluding tax preparation work)
                   ;          ;          ; 9 = No external audit work
                   ;          ;          ; * Includes cash items in process of collection and unposted debits.
                   ;          ;          ; ** Includes time certificates of deposit not held for trading.
                   ;          ;          ; *** Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.
                   ;          ;          ; **** Includes total demand deposits and noninterest bearing time and savings deposits.

                   ;          ;          ; ***** Report overnight Federal Home Loan Bank advances in Schedule RC, item 16,
                                           "Other borrowed money."
                   ;          ;          ; ****** Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
                   ;          ;          ; ******* Includes limited-life preferred stock and related surplus.
                   ;          ;          ; ******** Includes net unrealized holding gains (losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
                   ;          ;          ; ********* Includes treasury stock and unearned Employee Stock Ownership Plan shares.
                   ;          ;          ; Consolidated Report of Condition for Insured Commercial and State Chartered Savings
                                           Banks
                   ;          ;          ; All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.
                   ;          ;          ; 3. Federal funds sold and securities purchased under agreements to resell
                   ;          ;          ; Schedule RC A Cash and Balances Due From Depository Institutions
                   ;          ;          ; Exclude assets held for trading.
CASHCOIN           ; RCFD0022 ; 1908000  ; 1. Cash items in process of collection, unposted debits, and currency and coin
                                           (Column A) Consolidated Bank
CASHITM            ; RCON0020 ; 1907000  ; 1.a. Cash items in process of collection and unposted debits ((Column B) Domestic
                                           Offices)
COIN               ; RCON0080 ; 1000     ; 1.b. Currency and coin ((Column B) Domestic Offices)
D_BALDUEUS         ; RCON0082 ; 123000   ; 2. Balances due from depository institutions in the U.S. ((Column B) Domestic
                                           Offices)
BALUSFOR           ; RCFD0083 ; 0        ; 2.a. U.S.branches and agencies of foreign banks (including their IBFs) ((Column A)
                                           Consolidated Bank)
BALUSUS            ; RCFD0085 ; 123000   ; 2.b. Other commercial banks in the U.S. and other depository institutions in the U.S.
                                           (including their IBFs) ((Column A) Consolidated Bank)
D_BALFOR           ; RCON0070 ; 4000     ; 3. Balances due from banks in foreign countries and foreign central banks ((Column B)
                                           Domestic Offices)
BALFORUS           ; RCFD0073 ; 0        ; 3.a. Foreign branches of other U.S. banks ((Column A) Consolidated Bank)
BALFORNUS          ; RCFD0074 ; 310000   ; 3.b. Other banks in foreign countries and foreign central banks ((Column A)
                                           Consolidated Bank)
FEDRES             ; RCFD0090 ; 15000    ; 4. Balances due from Federal Reserve Banks ((Column A) Consolidated Bank)

D_FEDRES           ; RCON0090 ; 15000    ; 4. Balances due from Federal Reserve Banks ((Column B) Domestic Offices)
TOTCASH            ; RCFD0010 ; 2356000  ; 5. Total (sum of items 1 through 4) (total of column A must equal Schedule RC, sum of items 1.a and 1.b) ((Column A) Consolidated Bank)
D_TOTCASH          ; RCON0010 ; 2050000  ; 5. Total (sum of items 1 through 4) (total of column A must equal Schedule RC, sum of items 1.a and 1.b) ((Column B) Domestic Offices)
                   ;          ;          ; Schedule RC B Securities
                   ;          ;          ; Exclude assets held for trading
USTRESHAM          ; RCFD0211 ; 0        ; 1. U.S. Treasury securities ((Held to maturity) (Column A) Amortized Cost)
USTRESHFV          ; RCFD0213 ; 0        ; 1. U.S. Treasury securities ((Held to maturity) (Column B) Fair Value)
USTRESAAM          ; RCFD1286 ; 1514000  ; 1. U.S. Treasury securities ((Available for sale) (Column C) Amortized Cost)
USTRESAFV          ; RCFD1287 ; 1493000  ; 1. U.S. Treasury securities ((Available for sale) (Column D) Fair Value)
                   ;          ;          ; 2. U.S. Government agency obligations (exclude mortgage backed securities)
ISSBYUSHAM         ; RCFD1289 ; 0        ; 2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column A) Amortized
                                           Cost)
ISSBYUSHFV         ; RCFD1290 ; 0        ; 2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column B) Fair Value)
ISSBYUSAAM         ; RCFD1291 ; 0        ; 2.a. Issued by U.S. Government agencies* ((Available for sale) (Column C) Amortized
                                           Cost)
ISSBYUSAFV         ; RCFD1293 ; 0        ; 2.a. Issued by U.S. Government agencies* ((Available for sale) (Column D) Fair Value)
ISSBYAGHAM         ; RCFD1294 ; 0        ; 2.b. Issued by U.S. sponsored agencies** ((Held to maturity) (Column A) Amortized
                                           Cost)
ISSBYAGHFV         ; RCFD1295 ; 0        ; 2.b. Issued by U.S. sponsored agencies** ((Held to maturity) (Column B) Fair Value)
ISSBYAGAAM         ; RCFD1297 ; 0        ; 2.b. Issued by U.S. sponsored agencies** ((Available for sale) (Column C) Amortized
                                           Cost)
ISSBYAGAFV         ; RCFD1298 ; 0        ; 2.b. Issued by U.S. sponsored agencies** ((Available for sale) (Column D) Fair Value)
SECSPSHAM          ; RCFD8496 ; 0        ; 3. Securities issued by states and political sub divisions in the U.S. ((Held to maturity) (Column A) Amortized Cost)
SECSPSHFV          ; RCFD8497 ; 0        ; 3. Securities issued by states and political sub divisions in the U.S. ((Held to maturity) (Column B) Fair Value)
SECSPSAAM          ; RCFD8498 ; 0        ; 3. Securities issued by states and political sub divisions in the U.S. ((Available for sale) (Column C) Amortized Cost)

SECSPSAFV          ; RCFD8499 ; 0        ; 3. Securities issued by states and political sub divisions in the U.S. ((Available for sale) (Column D) Fair Value)
                   ;          ;          ; 4. Mortgage backed securities (MBS)
                   ;          ;          ; 4.a. Pass-through securities
PASSGTYHAM         ; RCFD1698 ; 0        ; 4.a.(1) Guaranteed by GNMA ((Held to maturity) (Column A) Amortized Cost)
PASSGTYHFV         ; RCFD1699 ; 0        ; 4.a.(1) Guaranteed by GNMA ((Held to maturity) (Column B) Fair Value)
PASSGTYAAM         ; RCFD1701 ; 0        ; 4.a.(1) Guaranteed by GNMA ((Available for sale) (Column C) Amortized Cost)
PASSGTYAFV         ; RCFD1702 ; 0        ; 4.a.(1) Guaranteed by GNMA ((Available for sale) (Column D) Fair Value)
PASSISSHAM         ; RCFD1703 ; 0        ; 4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column A) Amortized Cost)
PASSISSHFV         ; RCFD1705 ; 0        ; 4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column B) Fair Value)
PASSISSAAM         ; RCFD1706 ; 0        ; 4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column C) Amortized Cost)
PASSISSAFV         ; RCFD1707 ; 0        ; 4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column D) Fair Value)
PASSPVTHAM         ; RCFD1709 ; 0        ; 4.a.(3) Other pass-through securities ((Held to maturity) (Column A) Amortized Cost)
PASSPVTHFV         ; RCFD1710 ; 0        ; 4.a.(3) Other pass-through securities ((Held to maturity) (Column B) Fair Value)
PASSPVTAAM         ; RCFD1711 ; 0        ; 4.a.(3) Other pass-through securities ((Available for sale) (Column C) Amortized
                                           Cost)
PASSPVTAFV         ; RCFD1713 ; 0        ; 4.a.(3) Other pass-through securities ((Available for sale) (Column D) Fair Value)
                   ;          ;          ; 4.b. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS)
CMOISSHAM          ; RCFD1714 ; 0        ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A)
                                           Amortized Cost)
CMOISSHFV          ; RCFD1715 ; 0        ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B)
                                           Fair Value)
CMOISSAAM          ; RCFD1716 ; 0        ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column C)
                                           Amortized Cost)
CMOISSAFV          ; RCFD1717 ; 0        ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column D)
                                           Fair Value)
CMOCOLHAM          ; RCFD1718 ; 0        ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A) Amortized Cost)
CMOCOLHFV          ; RCFD1719 ; 0        ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B) Fair Value)

CMOCOLAAM          ; RCFD1731 ; 0        ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA
                                           ((Available for sale) (Column C) Amortized Cost)
CMOCOLAFV          ; RCFD1732 ; 0        ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA
                                           ((Available for sale) (Column D) Fair Value)
CMOPVTHAM          ; RCFD1733 ; 0        ; 4.b.(3) All other mortgage backed securities ((Held to maturity) (Column A) Amortized
                                           Cost)
CMOPVTHFV          ; RCFD1734 ; 0        ; 4.b.(3) All other mortgage backed securities ((Held to maturity) (Column B) Fair
                                           Value)
CMOPVTAAM          ; RCFD1735 ; 2000     ; 4.b.(3) All other mortgage backed securities ((Available for sale) (Column C)
                                           Amortized Cost)
CMOPVTAFV          ; RCFD1736 ; 3000     ; 4.b.(3) All other mortgage backed securities ((Column D) Fair Value)
CALLC026           ; RCFDC026 ; 0        ; 5. Asset-backed securities (ABS): ((Held-to -maturity) (Column A) Amortized Cost)
CALLC988           ; RCFDC988 ; 0        ; 5. Asset-backed securities (ABS): ((Held-to-maturity) (Column b) Fair Value)
CALLC989           ; RCFDC989 ; 0        ; 5. Asset-backed securities (ABS): ((Available-for-sale) (Column C) Amorized Cost)
CALLC027           ; RCFDC027 ; 0        ; 5. Asset-backed securities (ABS): ((Available-for-sale) (Column D) Fair Value)
                   ;          ;          ; 6. Other debt securities
ODOMDBTHAM         ; RCFD1737 ; 0        ; 6.a. Other domestic debt securities ((Held to maturity) (Column A) Amortized Cost)
ODOMDBTHFV         ; RCFD1738 ; 0        ; 6.a. Other domestic debt securities ((Held to maturity) (Column B) Fair Value)
ODOMDBTAAM         ; RCFD1739 ; 25000    ; 6.a. Other domestic debt securities ((Available for sale) (Column C) Amortized Cost)
ODOMDBTAFV         ; RCFD1741 ; 26000    ; 6.a. Other domestic debt securities ((Available for sale) (Column D) Fair Value)
FORDBTHAM          ; RCFD1742 ; 0        ; 6.b. Foreign debt securities ((Held to maturity) (Column A) Amortized Cost)
FORDBTHFV          ; RCFD1743 ; 0        ; 6.b. Foreign debt securities ((Held to maturity) (Column B) Fair Value)
FORDBTAAM          ; RCFD1744 ; 0        ; 6.b. Foreign debt securities ((Available for sale) (Column C) Amortized Cost)
FORDBTAFV          ; RCFD1746 ; 0        ; 6.b. Foreign debt securities ((Available for sale) (Column D) Fair Value)
EQFVMUTAAM         ; RCFDA510 ; 25000    ; 7. Investments in mutual funds and other equity securities with readily determinable fair values***. ((Available for sale) (Column C) Amortized Cost)
EQFVMUTAFV         ; RCFDA511 ; 48000    ; 7. Investments in mutual funds and other equity securities with readily determinable fair values***. ((Available for sale) (Column D) Fair Value)
TOTHTMAMRT         ; RCFD1754 ; 0        ; 8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC,
                                           Item 2.a) (total of column D must equal Schedule RC, item 2.b) ((Held to maturity)
                                           (Column A) Amortized Cost)

TOTHTMFVAL         ; RCFD1771 ; 0        ; 8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC,
                                           Item 2.a) (total of column D must equal Schedule RC, item 2.b) ((Held to maturity)
                                           (Column B) Fair Value)
TOTAFSAMRT         ; RCFD1772 ; 1566000  ; 8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC,
                                           Item 2.a) (total of column D must equal Schedule RC, item 2.b) ((Available for sale)
                                           (Column C) Amortized Cost)
TOTAFSFVAL         ; RCFD1773 ; 1570000  ; 8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC,
                                           Item 2.a) (total of column D must equal Schedule RC, item 2.b) ((Available for sale)
                                           (Column D) Fair Value)
                   ;          ;          ; Memoranda
SECPLEDGED         ; RCFD0416 ; 0        ; M.1. Pledged securities****
                   ;          ;          ; M.2. Maturity and repricing data for debt securities****,***** (excluding those in nonaccrual status)
                   ;          ;          ; M.2.a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S., other non mortgage debt securities, and mortgage pass through securities other than those backed by closed end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:****** *******
NMTGDBT3LES        ; RCFDA549 ; 326000   ; M.2.a.(1) Three months or less
NMTGDBT3_12        ; RCFDA550 ; 293000   ; M.2.a.(2) Over three months through 12 months
NMTGDBT1_3         ; RCFDA551 ; 542000   ; M.2.a.(3) Over one year through three years
NMTGDBT3_5         ; RCFDA552 ; 161000   ; M.2.a.(4) Over three years through five years
NMTGDBT5_15        ; RCFDA553 ; 197000   ; M.2.a.(5) Over five years through 15 years.
NMTGDBTOV15        ; RCFDA554 ; 0        ; M.2.a.(6) Over 15 years
                   ;          ;          ; M.2.b. Mortgage pass through securities backed by closed end first lien 1 4 family residential mortgages with a remaining maturity or next repricing date of:******,********
MTGPASS3LES        ; RCFDA555 ; 0        ; M.2.b.(1) Three months or less
MTGPASS3_12        ; RCFDA556 ; 0        ; M.2.b.(2) Over three months through 12 months
MTGPASS1_3         ; RCFDA557 ; 0        ; M.2.b.(3) Over one year through three years
MTGPASS3_5         ; RCFDA558 ; 0        ; M.2.b.(4) Over three years through five years
MTGPASS5_15        ; RCFDA559 ; 0        ; M.2.b.(5) Over five years through 15 years
MTGPASSOV15        ; RCFDA560 ; 0        ; M.2.b.(6) Over 15 years
                   ;          ;          ; M.2.c. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS, exclude mortgage pass through securities) with an expected average life of:*********

OTHMBS3LES         ; RCFDA561 ; 3000     ; M.2.c.(1) Three years or less
OTHMBSOVR3         ; RCFDA562 ; 0        ; M.2.c.(2) Over three years
DBTSECLT1          ; RCFDA248 ; 0        ; M.2.d. Debt securities with a REMAINING MATURITY of one year or less (included in
                                           Memorandum items 2.a through 2.c above)
AMRTRANSEC         ; RCFD1778 ; 0        ; M.3. Amortized cost of held to maturity securities sold or transferred to available for sale or trading securities during the calendar year to date (report the amortized cost at date of sale or transfer)
                   ;          ;          ; M.4. Stuctured notes (included in the held to maturity and available for sale accounts in Schedule RC B, items 2, 3, 5, and 6)
STRUNOTEAM         ; RCFD8782 ; 0        ; M.4.a. Amortized cost
STRUNOTEFV         ; RCFD8783 ; 0        ; M.4.b. Fair value
                   ;          ;          ; * Includes Small Business Administration "Guaranteed Loan Pool Certificates, " U.S.
                                           Maritime Administration obligations, and Export Import Bank participation certificates.
                   ;          ;          ; ** Includes obligations (other than mortgage backed securities) issued by the Farm
                                           Credit System, the Federal Home Loan banks system, the Federal Home Loan Mortgage
                                           Corporation, the Federal National Mortgage Association, the Financing Corporation,
                                           Resolution Funing Corporation, the Student Loan Marketing Association, and the
                                           Tennessee Valley Authority.
                   ;          ;          ; *** Report Federal Reserve stock, Federal Home Loan banks stock, and bankers banks stock in Schedule RC F, item 4.
                   ;          ;          ; **** Includes held to maturity securities at amortized cost and available for sale securities at fair value.
                   ;          ;          ; ***** Exclude investments in mutual funds and other equity securities with readily determinable fair values.
                   ;          ;          ; ****** Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
                   ;          ;          ; ******* Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC N, item 9, column C, must equal Schedule RC B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed end first lien 1-4 family residential mortgages included in Schedule RC B, item 4.a., columns A and D.
                   ;          ;          ; ******** Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass through securities backed by closed end first lien 1-4 family residential mortgages included in Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed end first lien 1-4 family residential mortgages included in Schedule RC B, item 4.a, columns A and D.

                   ;          ;          ; ********* Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage backed securities " included in Schedule RC N, item 9, column C, must equal
                                           Schedule RC B, item 4.b, sum of columns A and D.
                   ;          ;          ; M.5. Asset-backed securities (ABS) (foreach column, sum of Memorandum items 5.a thrugh 5.f must equal Schedule RC B, item 5):
CRCDRCVHAM         ; RCFDB838 ; 0        ; M.5.a. Credit card recievables ((Held-to- maturity) (Column A) Amortized Cost)
CRCDRCVHFV         ; RCFDB839 ; 0        ; M.5.a. Credit card recievables ((Held-to-maturity) (Column B) Fair Value)
CRCDRCVAAM         ; RCFDB840 ; 0        ; M.5.a. Credit card recievables ((Availble-for-sale) (Column C) Amortized Cost)
CRCDRCVAFV         ; RCFDB841 ; 0        ; M.5.a. Credit card recievables ((Available-for-sale) (Column D) Fair Value)
HEQLHAM            ; RCFDB842 ; 0        ; M.5.b. Home equity lines ((Held-to-maturity) (Column A) Amortized Cost)
HEQLHFV            ; RCFDB843 ; 0        ; M.5.b. Home equity lines ((Held-to-maturity) (Column B) Fair Value)
HEQLAAM            ; RCFDB844 ; 0        ; M.5.b. Home equity lines ((Available-for-sale) (Column C) Amortized Cost)
HEQLAFV            ; RCFDB845 ; 0        ; M.5.b. Home equity lines ((Available-for-sale) (Column D) Fair Value)
AUTOLHAM           ; RCFDB846 ; 0        ; M.5.c. Automobile loans ((Held-to-maturity) (Column A) Amortized Cost)
AUTOLHFV           ; RCFDB847 ; 0        ; M.5.c. Automobile loans ((Held-to-maturity) (Column B) Fair Value)
AUTOLAAM           ; RCFDB848 ; 0        ; M.5.c. Automobile loans ((Available-for-sale) (Column C) Amortized Cost)
AUTOLAFV           ; RCFDB849 ; 0        ; M.5.c. Automobile loans ((Available-for-sale) (Column D) Fair Value)
CONSLNHAM          ; RCFDB850 ; 0        ; M.5.d. Other consumer loans ((Held-to-maturity) (Column A) Amortized Cost)
CONSLNHFV          ; RCFDB851 ; 0        ; M.5.d. Other consumer loans ((Held-to-maturity) (Column B) Fair Value)
CONSLNAAM          ; RCFDB852 ; 0        ; M.5.d. Other consumer loans (Available-for-sale) (Column C) Amortized Cost)
CONSLNAFV          ; RCFDB853 ; 0        ; M.5.d. Other consumer loans (Available-for-sale) (Column D) Fair Value)
CIABSHAM           ; RCFDB854 ; 0        ; M.5.e. Commercial and industrial loans ((Held-to-maturity) (Column A) Amortized Cost)
CIABSHFV           ; RCFDB855 ; 0        ; M.5.e. Commercial and industrial loans ((Held-to-maturity) (Column B) Fair Value)
CIABSAAM           ; RCFDB856 ; 0        ; M.5.e. Commercial and industrial loans ((Available-for-sale) (Column C) Amortized
                                            Cost)
CIABSAFV           ; RCFDB857 ; 0        ; M.5.e. Commercial and industrial loans ((Available-for-sale) (Column D) Fair Value)
OTHABSHAM          ; RCFDB858 ; 0        ; M.5.f. Other ((Held-to-maturity) (Column A) Amortized Cost)
OTHABSHFV          ; RCFDB859 ; 0        ; M.5.f. Other ((Held-to-maturity) (Column B) Fair Value)
OTHABSAAM          ; RCFDB860 ; 0        ; M.5.f. Other ((Available-for-sale) (Column C) Amortized Cost)

OTHABSAFV          ; RCFDB861 ; 0        ; M.5.f. Other ((Available-for-sale) (Column D) Fair Value)
                   ;          ;          ; Schedule RC C Loans and Lease Financing Receivables
                   ;          ;          ; Part I. Loans and Leases
                   ;          ;          ; Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commerical paper.
RELOANS            ; RCFD1410 ; 468000   ; 1. Loans secured by real estate. ((Column A) Consolidated Bank)
RECONS             ; RCON1415 ; 25000    ; 1.a. Construction, land development, and other land loans ((Column B) Domestic
                                           Offices)
REFARM             ; RCON1420 ; 0        ; 1.b. Secured by farmland (including farm residential and other improvements)
                                           ((Column B) Domestic Offices)
                   ;          ;          ; 1.c. Secured by 1-4 family residential properties
RELINEOFCR         ; RCON1797 ; 0        ; 1.c.(1) Revolving, open end loans secured by 1-4 family residential properties and extended under lines of credit ((Column B) Domestic Offices)
                   ;          ;          ; 1.c.(2) Closed end loans secured by 1-4 family residential properties
REFAMFSTLN         ; RCON5367 ; 138000   ; 1.c.2.(a) Secured by first liens ((Column B) Domestic Offices)
REFAMJRLN          ; RCON5368 ; 0        ; 1.c.2.(b) Secured by junior liens ((Column B) Domestic Offices)
REMLTAGG           ; RCON1460 ; 9000     ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) Domestic
                                           Offices)
RENONFARM          ; RCON1480 ; 295000   ; 1.e. Secured by nonfarm nonresidential properties ((Column B) Domestic Offices)
                   ;          ;          ; 2. Loans to depository institutions and acceptances of other banks
D_DINCOMACC        ; RCONB531 ; 444000   ; 2.a. To commercial banks in the U.S. ((Column B) Domestic Offices)
COMUSBAF           ; RCFDB532 ; 423000   ; 2.a.(1) To U.S. branches and agencies of foreign banks ((Column A) Consolidated Bank)
COMUSOCUS          ; RCFDB533 ; 22000    ; 2.a.(2) To other commercial banks in the U.S. ((Column A) Consolidated Bank)
OTHDIUS            ; RCFDB534 ; 0        ; 2.b. To other depository institutions in the U.S. ((Column A) Consolidated Bank)
D_OTHDIUS          ; RCONB534 ; 0        ; 2.b. To other depository institutions in the U.S. ((Column B) Domestic Offices)
D_FINFOR           ; RCONB535 ; 528000   ; 2.c. To banks in foreign countries ((Column B) Domestic Offices)
FORBRUS            ; RCFDB536 ; 0        ; 2.c.(1) To foreign branches of other U.S. banks ((Column A) Consolidated Bank)

FOROFOR            ; RCFDB537 ; 528000   ; 2.c.(2) To other banks in foreign countries ((Column A) Consolidated Bank)
FARM               ; RCFD1590 ; 0        ; 3. Loans to finance agricultural production and other loans to farmers ((Column A)
                                           Consolidated Bank)
D_FARM             ; RCON1590 ; 0        ; 3. Loans to finance agricultural production and other loans to farmers ((Column B)
                                           Domestic Offices)
                   ;          ;          ; 4. Commercial and industrial loans
CILNSUS            ; RCFD1763 ; 2748000  ; 4.a. To U.S. addressees (domicile) ((Column A) Consolidated Bank)
D_CILNSUS          ; RCON1763 ; 2748000  ; 4.a. To U.S. addressees (domicile) ((Column B) Domestic Offices)
CILNSNUS           ; RCFD1764 ; 83000    ; 4.b. To non U.S. addressees (domicile) ((Column A) Consolidated Bank)
D_CILNSNUS         ; RCON1764 ; 17000    ; 4.b. To non U.S. addressees (domicile) ((Column B) Domestic Offices)
                   ;          ;          ; 5. Not applicable
                   ;          ;          ; 6. Loans to individuals for household, family, and other personal expenditures
                                           (i.e., consumer loans) (includes purchased paper)
LINDCRCD           ; RCFDB538 ; 0        ; 6.a. Credit cards ((Column A) Consolidated Bank)
D_LINDCRCD         ; RCONB538 ; 0        ; 6.a. Credit cards ((Column B) Domestic Offices)
LINDRECV           ; RCFDB539 ; 0        ; 6.b. Other revolving credit plans ((Column A) Consolidated Bank)
D_LINDRECV         ; RCONB539 ; 0        ; 6.b. Other revolving credit plans ((Column B) Domestic Offices)
OTHERLNIND         ; RCFD2011 ; 279000   ; 6.c. Other consumer loans (includes single payment, installment, and all student loans) ((Column A) Consolidated Bank)
D_OTHERLNIND       ; RCON2011 ; 278000   ; 6.c. Other consumer loans (includes single payment, installment, and all student loans) ((Column B) Domestic Offices)
OLOANSFG           ; RCFD2081 ; 9000     ; 7. Loans to foreign governments and official institutions (including foreign central banks) ((Column A) Consolidated Bank)
D_OLOANSFG         ; RCON2081 ; 9000     ; 7. Loans to foreign governments and official institutions (including foreign central banks) ((Column B) Domestic Offices)
STPOLLOANS         ; RCFD2107 ; 0        ; 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. ((Column A) Consolidated Bank)
D_STPOLLOANS       ; RCON2107 ; 0        ; 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. ((Column B) Domestic Offices)
OLOANSAGG          ; RCFD1563 ; 2382000  ; 9. Other loans ((Column A) Consolidated Bank)
SECLOANAGG         ; RCON1545 ; 1049000  ; 9.a. Loans for purchasing or carrying securities (secured and unsecured) ((Column B)
                                           Domestic Offices)
OLOANSOTH          ; RCON1564 ; 1283000  ; 9.b. All other loans (exclude consumer loans) ((Column B) Domestic Offices)

D_DIRLSFIN         ; RCON2165 ; 1000     ; 10. Lease financing receivables (net of unearned income) ((Column B) Domestic
                                           Offices)
LEASEUS            ; RCFD2182 ; 1000     ; 10.a. Of U.S. addressees (domicile) ((Column A) Consolidated Bank)
LEASENONUS         ; RCFD2183 ; 0        ; 10.b. Of non U.S. addressees (domicile) ((Column A) Consolidated Bank)
UNINC              ; RCFD2123 ; 0        ; 11. LESS: Any unearned income on loans reflected in items 1-9 above ((Column A)
                                           Consolidated Bank)
D_UNINC            ; RCON2123 ; 0        ; 11. LESS: Any unearned income on loans reflected in items 1-9 above ((Column B)
                                           Domestic Offices)
TOTLNSLSE          ; RCFD2122 ; 6943000  ; 12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal Schedule RC, sum of items 4.a and 4.b)
                                           ((Column A) Consolidated Bank)
D_TOTLNSLSE        ; RCON2122 ; 6824000  ; 12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal Schedule RC, sum of items 4.a and 4.b)
                                           ((Column B) Domestic Offices)
                   ;          ;          ; Memoranda
RESTRLOANS         ; RCFD1616 ; 0        ; M.1. Loans and leases restructured and in compliance with modified terms (included in
                                           Schedule RC C, part I, and not reported as past due or nonaccrual in Schedule RC N,
                                           Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loand to individuals for household, family, and other personal expenditures)
                   ;          ;          ; M.2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status)
                   ;          ;          ; M.2.a. Closed end loans secured by first liens on 1 to 4 family residential properties in domestic offices (reported in Schedule RC C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of *,**
LNFSTLN3LES        ; RCONA564 ; 3000     ; M.2.a.(1) Three months or less
LNFSTLN3_12        ; RCONA565 ; 135000   ; M.2.a.(2) Over three months through 12 months
LNFSTLN1_3         ; RCONA566 ; 0        ; M.2.a.(3) Over one year through three years
LNFSTLN3_5         ; RCONA567 ; 0        ; M.2.a.(4) Over three years through five years
LNFSTLN5_15        ; RCONA568 ; 0        ; M.2.a.(5) Over five years through 15 years
LNFSTLNOV15        ; RCONA569 ; 0        ; M.2.a.(6) Over 15 years
                   ;          ;          ; M.2.b. All loans and leases (reported in Schedule RC C, part I, items 1 through 10, column A) EXCLUDING closed end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of *,***
LNLSOTH3LES        ; RCFDA570 ; 5415000  ; M.2.b.(1) Three months or less

LNLSOTH3_12        ; RCFDA571 ; 805000   ; M.2.b.(2) Over three months through 12 months
LNLSOTH1_3         ; RCFDA572 ; 138000   ; M.2.b.(3) Over one year through three years
LNLSOTH3_5         ; RCFDA573 ; 82000    ; M.2.b.(4) Over three years through five years
LNLSOTH5_15        ; RCFDA574 ; 62000    ; M.2.b.(5) Over five years through 15 years
LNLSOTHOV15        ; RCFDA575 ; 52000    ; M.2.b.(6) Over 15 years
LNLSLT1            ; RCFDA247 ; 2370000  ; M.2.c. Loans and leases (reported in Schedule RC C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)
RECONSTRLN         ; RCFD2746 ; 1093000  ; M.3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC C, part I, items 4 and 9, column A ****
ADJLNFSTLN         ; RCON5370 ; 138000   ; M.4. Adjustable rate closed end loans secured by first liens on 1 to 4 family residential properties in domestic offices (included in Schedule RC C, part I, item 1.c.(2)(a), column B)
LNSRENUS           ; RCFDB837 ; 16000    ; M.5. Loans secured by real estate to non U.S. addressees (domicile) (included in
                                           Schedule RC C, part I, item 1, column A)
                   ;          ;          ; Memorandum item 6 is to be completed by banks that (1) together with affliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit care specialty banks as defined for Uniform Bank Performance Report purposes.
OUTSCCF            ; RCFDC391 ; 0        ; M.6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A
                   ;          ;          ; Memorandum item 7 is to be completed by all banks.
                   ;          ;          ; M.7. Purchased impaired loans held for investment accounted for in accordance with
                                           AICPA Statement of Position 03-3 (exclude loans held for sale):
CALLC779           ; RCFDC779 ; 0        ; M.7.a. Outstanding balance
CALLC780           ; RCFDC780 ; 0        ; M.7.b. Carrying amount included in Schedule RC-C, part I, items 1 through 9
                   ;          ;          ; Part II. Loans to Small Businesses and Small Farms
                   ;          ;          ; Schedule RC C, Part II is to be reported only with the June Report of Condition
                   ;          ;          ; Report the number and amount currently outstanding as of June 30 of business loans with "original amounts " of $1,000,000 or less and farm loans with "original amounts"
                                           of $500,000 or less. The following guidelines should be used to determine the
                                           "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount"
                                           is the amount currently outstanding on the report date. (2) For loan participations

                   ;          ;          ; and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.
                   ;          ;          ; Loans to Small Businesses
BUSLNSIND          ; RCON6999 ;          ; 1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks "Loans secured by nonfarm nonresidential properties"
                                           in domestic offices reported in Schedule RC C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's "Commerical and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC C, part I, item 4.a, column B, have original amounts of $100,000 or less (if your bank has no loans outstanding in both of these two loan categories, place an "X" in the box marked "NO.")
                   ;          ;          ; If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
                   ;          ;          ; If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
                   ;          ;          ; If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.
                   ;          ;          ; 2. Report the total number of loans currently outstanding for each of the following
                                           Schedule RC C, part I, loan categories
D_NONFARMNUM       ; RCON5562 ;          ; 2.a. "Loans secured by nonfarm nonresidential properties " in domestic offices reported in Schedule RC C, part I, item 1.e, column B (Note: Item 1.e, column B, divided by the number of loans should NOT exceed $100,000)
D_CILNSUSNUM       ; RCON5563 ;          ; 2.b. "Commercial and industrial loans to U.S. addressees " in domestic offices reported in Schedule RC C, part I, item 4.a, column B (Note: Item 4.a, column B, divided by the number of loans should NOT exceed $100,000)
                   ;          ;          ; 3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties " in domestic offices reported in Schedule RC C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to
                                           Schedule RC C, part I, item 1.e, column B)
D_NFRM100NUM       ; RCON5564 ;          ; 3.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
D_NONFARM100       ; RCON5565 ;          ; 3.a. With original amounts of $100,000 or less ((Column B) Amount Currently
                                           Outstanding)
D_NFRM250NUM       ; RCON5566 ;          ; 3.b. With original amounts of more than $100,000 through $250,000 ((Column A)
                                           Number of Loans)
D_NONFARM250       ; RCON5567 ;          ; 3.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                           Currently Outstanding)
D_NFRM1MNUM        ; RCON5568 ;          ; 3.c. With original amounts of more than $250,000 through $1,000,000 ((Column A)
                                           Number of Loans)
D_NONFRM1M         ; RCON5569 ;          ; 3.c. With original amounts of more than $250,000 through $1,000,000

                   ;          ;          ; 4. Number and amount currently outstanding of "Commercial and industrial loans to
                                           U.S. addressees" in domestic offices reported in Schedule RC C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC C, part I, item 4.a, column B)
D_CIUS100NUM       ; RCON5570 ;          ; 4.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
D_CILNUS100        ; RCON5571 ;          ; 4.a. With original amounts of $100,000 or less ((Column B) Amount Currently
                                           Outstanding)
D_CIUS250NUM       ; RCON5572 ;          ; 4.b. With original amounts of more than $100,000 through $250,000 ((Column A)
                                           Number of Loans)
D_CILNUS250        ; RCON5573 ;          ; 4.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                           Currently Outstanding)
D_CIUS1MNUM        ; RCON5574 ;          ; 4.c. With original amounts of more than $250,000 through $1,000,000 ((Column A)
                                           Number of Loans)
D_CILNUS1M         ; RCON5575 ;          ; 4.c. With original amounts of more than $250,000 through $1,000,000 ((Column B)
                                           Amount Currently Outstanding)
                   ;          ;          ; Agricultural Loans to Small Farms
FARMLNIND          ; RCON6860 ;          ; 5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks"Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC C, part I, item 1.b, column B, and all or substantially all of the dollar colume of your bank's
                                           "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC C, part I, item 3, column B, have original amounts of
                                           $100,000 or less (if you bank has no loans oustanding in both of these two loan categories, place an "X" in the box marked "NO".)
                   ;          ;          ; If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
                   ;          ;          ; If NO and your bank has loans outstanding in either loan category, skip items 6.a and
                                           6.b and complete items 7 and 8 below.
                   ;          ;          ; If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.
                   ;          ;          ; 6. Report the total number of loans currently outstanding for each of the following
                                           Schedule RC C, part I, loan categories
D_REFARMNUM        ; RCON5576 ;          ; 6.a. "Loans secured by farmland (including farm residential and other improvements)"
                                           in domestic offices reported in Schedule RC C, part I, item 1.b, column B (Note:
                                           Item 1.b, column B, divided by the number of loans should NOT exceed $100,000.)
D_FARMNUM          ; RCON5577 ;          ; 6.b. "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC C, part I, item 3, column B (Note:
                                           Item 3, column B, divided by the number of loans should NOT exceed $100,000.)
                   ;          ;          ; 7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in
                                           Schedule RC C, part I, item 1.b, column B)
D_REFRM100NM       ; RCON5578 ;          ; 7.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
D_REFRMLN100       ; RCON5579 ;          ; 7.a. With original amounts of $100,000 or less ((Column B) Amount Currently
                                           Outstanding)
D_REFRM250NM       ; RCON5580 ;          ; 7.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)

D_REFRMLN250       ; RCON5581 ;          ; 7.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                           Currently Outstanding)
D_REFRM500NM       ; RCON5582 ;          ; 7.c. With original amounts of more than $250,000 through $500,000((Column A) Number of Loans)
D_REFRMLN500       ; RCON5583 ;          ; 7.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount
                                           Currently Outstanding)
                   ;          ;          ; 8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC C, part I, item 3, column B (sum of items 8.a through 8.c must be less than or equal to
                                           Schedule RC C, part I, item 3, column B)
D_AG100NUM         ; RCON5584 ;          ; 8.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
D_AGLN100          ; RCON5585 ;          ; 8.a. With original amounts of $100,000 or less ((Column B) Amount Currently
                                           Outstanding)
D_AG250NUM         ; RCON5586 ;          ; 8.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)
D_AGLN250          ; RCON5587 ;          ; 8.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                           Currently Outstanding)
D_AG500NUM         ; RCON5588 ;          ; 8.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of Loans)
D_AGLN500          ; RCON5589 ;          ; 8.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount
                                           Currently Outstanding)
                   ;          ;          ; * Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
                   ;          ;          ; ** Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC C, part I, item 1.c.(2)(a), column B.
                   ;          ;          ; *** Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC N, sum of items 1 through 8, column C, minus nonaccrual closed end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule Rc C, , part I, item 1.c.(2)(a), column B.
                   ;          ;          ; **** Exclude loans secured by real estate that are included in Schedule RC C, part I, item 1, column A.
                   ;          ;          ; Schedule RC D Trading Assets and Liabilities
                   ;          ;          ; Schedule RC D is to be completed by banks that reported average trading assets
                                           (Schedule RC K, item 7) of $2 million or more for any quarter of the preceding calendar year.
                   ;          ;          ; ASSETS
TAUSTRES           ; RCON3531 ; 0        ; 1. U.S. Treasury securities in domestic offices
TAGENCYOBL         ; RCON3532 ; 0        ; 2. U.S. Government agency obligations in domestic offices (exclude mortgage backed securities)

TASECSTPOL         ; RCON3533 ; 0        ; 3. Securities issued by states and political subdivisions in the U.S. in domestic offices
                   ;          ;          ; 4. Mortgage backed securities (MBS) in domestic offices
TAPASSFNMA         ; RCON3534 ; 0        ; 4.a. Pass through securities issued or guaranteed by FNMA, FHLMC, or GNMA
TACMOFNMA          ; RCON3535 ; 0        ; 4.b. Other mortgage backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
                                           (include CMOs, REMICs, and stripped MBS)
TAOMRTGSEC         ; RCON3536 ; 0        ; 4.c. All other mortgage backed securities
TAOTHDBTSE         ; RCON3537 ; 11921000 ; 5. Other debt securities in domestic offices
                   ;          ;          ; 6.- 8. Not applicable
TAOTHER            ; RCON3541 ; 1218000  ; 9. Other trading assets in domestic offices
TAFORGNOFF         ; RCFN3542 ; 3181000  ; 10. Trading assets in foreign offices
                   ;          ;          ; 11. Derivatives with a positive fair value
D_TAREVALGNS       ; RCON3543 ; 77000    ; 11.a. In domestic offices
F_TAREVALGNS       ; RCFN3543 ; 104000   ; 11.b. In foreign offices
TOTRADEAST         ; RCFD3545 ; 16501000 ; 12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)
                   ;          ;          ; LIABILITIES
TLSHORTPOS         ; RCFD3546 ; 0        ; 13. Liability for short positions
TLREVALOSS         ; RCFD3547 ; 547000   ; 14. Derivatives with a negative fair value
TOTRADELIA         ; RCFD3548 ; 547000   ; 15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)
                   ;          ;          ; Schedule RC E Deposit Liabilities
                   ;          ;          ; Part I. Deposits in Domestic Offices
                   ;          ;          ; Deposits of
TRANSIPCCK         ; RCONB549 ; 2811000  ; 1. Individuals, partnerships, and corporations (include all certified and official checks) (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NTRXIPCCK          ; RCONB550 ; 7358000  ; 1. Individuals, partnerships, and corporations (include all certified and official checks) (Nontransaction Accounts ((Column C) Total nontransaction accounts
                                           (including MMDAs)))
TRANSUSGOV         ; RCON2202 ; 0        ; 2. U.S. Government (Transaction Accounts ((Column A) Total transaction accounts
                                           (including total demand deposits)))

NONTRANUS          ; RCON2520 ; 0        ; 2. U.S. Government (Nontransaction Accounts ((Column C) Total nontransaction accounts
                                           (including MMDAs)))
TRANSSTPOL         ; RCON2203 ; 1000     ; 3. States and political subdivisions in the U.S. (Transaction Accounts ((Column A)
                                           Total transaction accounts (including total demand deposits)))
NONTRANST          ; RCON2530 ; 0        ; 3. States and political subdivisions in the U.S. (Nontransaction Accounts ((Column C)
                                           Total nontransaction accounts (including MMDAs)))
TRANSCBDEP         ; RCONB551 ; 295000   ; 4. Commercial banks and other depository institutions in the U.S. (Transaction
                                           Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NTRXCBDEP          ; RCONB552 ; 7000     ; 4. Commercial banks and other depository institutions in the U.S. (Nontransaction
                                           Accounts ((Column C) Total nontransaction accounts (including MMDAs)))
TRANSFORBK         ; RCON2213 ; 930000   ; 5. Banks in foreign countries (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NONTRANFOR         ; RCON2236 ; 0        ; 5. Banks in foreign countries (Nontransaction Accounts ((Column C) Total nontransaction accounts (including MMDAs)))
TRANSFORG          ; RCON2216 ; 224000   ; 6. Foreign governments and official institutions (including foreign central banks)
                                           (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NONTRXFORG         ; RCON2377 ; 0        ; 6. Foreign governments and official institutions (including foreign central banks)
                                           (Nontransaction Accounts ((Column C) Total nontransaction accounts
                                           (including MMDAs)))
TOTTRANDEP         ; RCON2215 ; 4261000  ; 7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a) (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
DEMAND             ; RCON2210 ; 4195000  ; 7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a) ( Transaction Accounts ((Column B) Memo: Total demand deposits (included in column A)))
TOTNONTRDP         ; RCON2385 ; 7365000  ; 7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a) (Nontransaction Accounts ((Column C) Total nontransaction accounts
                                           (including MMDAs)))
                   ;          ;          ; Memoranda
                   ;          ;          ; M.1. Selected components of total deposits (i.e., sum of item 7, columns A and C)
IRAKEOGH           ; RCON6835 ; 0        ; M.1.a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts
BROKERDEP          ; RCON2365 ; 98000    ; M.1.b. Total brokered deposits
                   ;          ;          ; M.1.c. Fully insured brokered deposits (included in Memorandum item 1.b above)*****
BROKRLT100         ; RCON2343 ; 0        ; M.1.c.(1) Issued in denominations of less than $100,000

BROKR100           ; RCON2344 ; 98000    ; M.1.c.(2) Issued either in denominations of $100,000 or in denominations greater than
                                           $100,000 and participated out by the broker in shares of $100,000 or less
                   ;          ;          ; M.1.d. Maturity data for brokered deposits
BKRLT100LT1        ; RCONA243 ; 0        ; M.1.d.(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)
BKRGT100LT1        ; RCONA244 ; 1000     ; M.1.d.(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)
PREFERDEP          ; RCON5590 ;          ; M.1.e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)
                   ;          ;          ; M.2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7,column C above)
                   ;          ;          ; M.2.a. Savings deposits
MMDA               ; RCON6810 ; 6954000  ; M.2.a.(1) Money market deposit accounts (MMDAs)
OTHSAVDEP          ; RCON0352 ; 40000    ; M.2.a.(2) Other savings deposits (excludes MMDAs)
TMUNDER100         ; RCON6648 ; 0        ; M.2.b. Total time deposits of less than $100,000
TMDEPGT100         ; RCON2604 ; 371000   ; M.2.c. Total time deposits of $100,000 or more
                   ;          ;          ; M.3. Maturity and repricing data for time deposits of less than $100,000
                   ;          ;          ; M.3.a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of *,**
TMLT1003LES        ; RCONA579 ; 0        ; M.3.a.(1) Three months or less
TMLT1003_12        ; RCONA580 ; 0        ; M.3.a.(2) Over three months through 12 months
TMLT1001_3         ; RCONA581 ; 0        ; M.3.a.(3) Over one year through three years
TMLT100OV3         ; RCONA582 ; 0        ; M.3.a.(4) Over three years
TMLT100LT1         ; RCONA241 ; 0        ; M.3.b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)***
                   ;          ;          ; M.4. Maturity and repricing data for time deposits of $100,000 or more
                   ;          ;          ; M.4.a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of *,****
TMGT1003LES        ; RCONA584 ; 113000   ; M.4.a.(1) Three months or less
TMGT1003_12        ; RCONA585 ; 91000    ; M.4.a.(2) Over three months through 12 months
TMGT1001_3         ; RCONA586 ; 89000    ; M.4.a.(3) Over one year through three years

TMGT100OV3         ; RCONA587 ; 78000    ; M.4.a.(4) Over three years
TMGT100LT1         ; RCONA242 ; 204000   ; M.4.b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)***
                   ;          ;          ; Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)
                   ;          ;          ; Deposits of
F_DEPIPCCK         ; RCFNB553 ; 3362000  ; 1. Individuals, partnerships, and corporations (include all certified and official checks)
F_DEPUSBDI         ; RCFNB554 ; 5000     ; 2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S.
                                           depository institutions
F_DEPFORBNKS       ; RCFN2625 ; 3885000  ; 3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)
F_DEPFOR           ; RCFN2650 ; 44000    ; 4. Foreign governments and official institutions (including foreign central banks)
F_DEPUSGST         ; RCFNB555 ; 0        ; 5. U.S. Government and states and political subdivisions in the U.S.
F_DEPTOT           ; RCFN2200 ; 7296000  ; 6. Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b)
                   ;          ;          ; Memorandum
F_TMDEPMATLT1      ; RCFNA245 ; 33000    ; M.1. Time deposits with a remaining maturity of one year or less (included in
                                           Part II, item 6 above)
                   ;          ;          ; * Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
                   ;          ;          ; ** Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC E,
                                           Memorandum item 2.b
                   ;          ;          ; *** Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
                   ;          ;          ; **** Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC E,
                                           Memorandum item 2.c
                   ;          ;          ; ***** Report brokered retirement deposit accounts eligible for $250,000 in deposit insurance coverage in Memorandum item 1.c.(1) only if they have been issued in denominations of less than $100,000.  Report brokered retirement deposit accounts in
                                           Memorandum item 1.c.(2) if they have been issued either in denominations of exactly
                                           $100,000 through exactly $250,000 or in denominations greater than $100,000 and participated out by the broker in shares of $250,000 or less.
                   ;          ;          ; Schedule RC F Other Assets
OAACIRECV          ; RCFDB556 ; 150000   ; 1. Accrued interest receivable*

OADEFTAX           ; RCFD2148 ; 810000   ; 2. Net deferred tax assets**
                   ;          ;          ; 3. Interest only strips receivable (not in the form of a security)*** on
MRTGINTSTRP        ; RCFDA519 ; 0        ; 3.a. Mortgage loans
OTHASTISTRP        ; RCFDA520 ; 0        ; 3.b. Other financial assets
OTEQSECAAM         ; RCFD1752 ; 146000   ; 4. Equity securities that do not have readily determinable fair values****
LIFINSCSV          ; RCFDC009 ; 0        ; 5. Life insurance assests
OAOTH              ; RCFD2168 ; 6395000  ; 6. All other assets (itemize and describe amounts greater than 25,000 that exceed 25%
                                           of this item)
PRPDEXP            ; RCFD2166 ; 0        ; 6.a. Prepaid expenses
PROPREPO           ; RCFD1578 ; 0        ; 6.b. Repossessed personal property (including vehicles)
DERIVPFV           ; RCFDC010 ; 0        ; 6.c. Derivatives with a positive fair value held for purposes other than trading
RTINTSCC           ; RCFDC436 ; 0        ; 6.d. Retained interests in accrued interest receivable related to securitized credit cards
OAOTHA             ; RCFD3549 ; 3985000  ; 6.e. (TEXT 3549)
OAOTHB             ; RCFD3550 ; 0        ; 6.f. (TEXT 3550)
OAOTHC             ; RCFD3551 ; 0        ; 6.g. (TEXT 3551)
TOTOA              ; RCFD2160 ; 7501000  ; 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)
                   ;          ;          ; * Include accrued interest receivable on loans, leases, debt securities, and other interest bearing assets.
                   ;          ;          ; ** See discussion of deferred income taxes in Glossary entry on "income taxes."
                   ;          ;          ; *** Report interest only strips receivable in the form of a security as available for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
                   ;          ;          ; **** Include Federal Reserve stock, Federal Home Loan banks stock, and bankers banks stock.
                   ;          ;          ; Schedule RC G Other Liabilities
OLACCDEP           ; RCON3645 ; 8000     ; 1.a. Interest accrued and unpaid on deposits in domestic offices*
OLACCEXP           ; RCFD3646 ; 1762000  ; 1.b. Other expenses accrued and unpaid (includes accrued income taxes payable)
OLDEFTAX           ; RCFD3049 ; 0        ; 2. Net deferred tax liabilities**
OLALLOBX           ; RCFDB557 ; 33000    ; 3. Allowance for credit losses on off balance sheet credit exposures

OLOTH              ; RCFD2938 ; 1167000  ; 4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25%of this item)
ACTPAYBL           ; RCFD3066 ; 651000   ; 4.a. Accounts payable
DEFCOMPL           ; RCFDC011 ; 0        ; 4.b. Deferred compensation liabilities
DIVDNYP            ; RCFD2932 ; 0        ; 4.c. Dividends declared but not yet payable
DERIVNFV           ; RCFDC012 ; 0        ; 4.d. Derivatives with a negative fair value held for purposes other than trading
OLOTHA             ; RCFD3552 ; 0        ; 4.e. (TEXT 3552)
OLOTHB             ; RCFD3553 ; 0        ; 4.f. (TEXT 3553)
OLOTHC             ; RCFD3554 ; 0        ; 4.g. (TEXT 3554)
TOTOL              ; RCFD2930 ; 2970000  ; 5. Total (sum of items 1 through 4) (sum must equal Schedule RC, item 20)
                   ;          ;          ; * For savings banks, include "dividends" accrued and unpaid on deposits.
                   ;          ;          ; ** See discussion of deferred income taxes in Glossary entry on "income taxes."
                   ;          ;          ; Schedule RC H Selected Balance Sheet Items for Domestic Offices
                   ;          ;          ; 1. Not applicable
                   ;          ;          ; 2. Not applicable
D_SPURDF           ; RCONB989 ; 1673000  ; 3. Securities purchased under agreements to resell
D_SSOLDDF          ; RCONB995 ; 0        ; 4. Securities sold under agreements to repurchase
D_OLIBOR           ; RCON3190 ; 0        ; 5. Other borrowed money
                   ;          ;          ; EITHER
OADUEFOR           ; RCON2163 ; 0        ; 6. Net due FROM own foreign offices, Edge and Agreement subsidiaries, and IBFs
                   ;          ;          ; OR
OLDUEFOR           ; RCON2941 ; 2668000  ; 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs
D_ASSETS           ; RCON2192 ; 30564000 ; 8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)
D_LIABIL           ; RCON3129 ; 19224000 ; 9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)
                   ;          ;          ; In items 10-17, report the amortized (historical) cost of both held to maturity and available for sale securities in domestic offices.
USTRESCTYAM        ; RCON1039 ; 1514000  ; 10. U.S. Treasury securities

AGCYOBLAM          ; RCON1041 ; 0        ; 11. U.S. Government agency obligations (exclude mortgage backed securities)
STPOLSCTYAM        ; RCON1042 ; 0        ; 12. Securities issued by states and political subdivisions in the U.S.
                   ;          ;          ; 13. Mortgage backed securities (MBS)
                   ;          ;          ; 13.a. Pass through securities
MTGPASSUSAM        ; RCON1043 ; 0        ; 13.a.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA
MTGPASSPVTAM       ; RCON1044 ; 0        ; 13.a.(2) Other pass through securities
                   ;          ;          ; 13.b. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS)
MTGCMOUSAM         ; RCON1209 ; 0        ; 13.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA
MTGCMOPVTAM        ; RCON1280 ; 2000     ; 13.b.(2) All other mortgage backed securities
OTHDBTSCTYAM       ; RCON1281 ; 25000    ; 14. Other domestic debt securities (include domestic asset backed securities)
FGNDBTSCTYAM       ; RCON1282 ; 0        ; 15. Foreign debt securities (include foreign asset backed securities)
D_EQFVMUTAAM       ; RCONA510 ; 19000    ; 16. Investments in mutual funds and other equity securities with readily determinable fair values
TOTHTMAFSAM        ; RCON1374 ; 1560000  ; 17. Total amortized (historical) cost of both held to maturity and available for sale securities (sum of items 10 through 16)
D_OTEQSECAAM       ; RCON1752 ; 151000   ; 18. Equity securities that do not have readily determinable fair values
                   ;          ;          ; Schedule RC I Assets and Liabilities of IBFs
                   ;          ;          ; To be completed only by banks with IBFs and other "foreign" offices
IBFASSETS          ; RCFN2133 ; 0        ; 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)
IBFLIAB            ; RCFN2898 ; 765000   ; 2. Total IBF liabilities (component of Schedule RC, item 21)
                   ;          ;          ; Schedule RC K Quarterly Averages*
                   ;          ;          ; ASSETS
AVGINTBAL          ; RCFD3381 ; 685000   ; 1. Interest bearing balances due from depository institutions
AVGUSGXM           ; RCFDB558 ; 1508000  ; 2. U.S. Treasury securities and U.S. Government agency obligations** (excluding mortgage backed securities)
AVGMORTBS          ; RCFDB559 ; 0        ; 3. Mortgage backed securities**
AVOSECTS           ; RCFDB560 ; 250000   ; 4. All other securities**,*** (includes securities issued by states and political subdivisions in the U.S.)
AVGFFSOLD          ; RCFD3365 ; 4437000  ; 5. Federal funds sold and securities purchased under agreements to resell
                   ;          ;          ; 6. Loans

                   ;          ;          ; 6.a. Loans in domestic offices
D_AVLOANS          ; RCON3360 ; 7987000  ; 6.a.(1) Total loans
AVGSECBYRE         ; RCON3385 ; 440000   ; 6.a.(2) Loans secured by real estate
AVGFARMLNS         ; RCON3386 ; 0        ; 6.a.(3) Loans to finance agricultural production and other loans to farmers
AVGCILOANS         ; RCON3387 ; 3487000  ; 6.a.(4) Commercial and industrial loans
                   ;          ;          ; 6.a (5) Loans to individuals for household, family, and other personal expenditures
AVGINDCRCD         ; RCONB561 ; 0        ; 6.a.(5).(a) Credit cards
AVGINDREVC         ; RCONB562 ; 287000   ; 6.a.(5).(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
F_AVLOANS          ; RCFN3360 ; 183000   ; 6.b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs
AVGTRADE           ; RCFD3401 ; 10971000 ; 7. Trading assets
AVDIRLSFIN         ; RCFD3484 ; 1000     ; 8. Lease financing receivables (net of unearned income)
AVGASSETS          ; RCFD3368 ; 37145000 ; 9. Total assets****
                   ;          ;          ; LIABILITIES
AVTRANSDEP         ; RCON3485 ; 68000    ; 10. Interest bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)
                   ;          ;          ; 11. Nontransaction accounts in domestic offices
AVGSAVD            ; RCONB563 ; 7729000  ; 11.a. Savings deposits (INCLUDES MMDAs)
AVGTMEGT100        ; RCONA514 ; 318000   ; 11.b. Time deposits of $100,000 or more
AVGTMELT100        ; RCONA529 ; 0        ; 11.c. Time deposits of less than $100,000
AVGIBDEP           ; RCFN3404 ; 5042000  ; 12. Interest bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs
AVFFPUR            ; RCFD3353 ; 4975000  ; 13. Federal funds purchased and securities sold under agreements to repurchase
AVOLIBOR           ; RCFD3355 ; 1253000  ; 14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)
                   ;          ;          ; * For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
                   ;          ;          ; ** Quarterly averages for all debt securities should be based on amortized cost.

                   ;          ;          ; *** Quarterly averages for all equity securities should be based on historical cost.
                   ;          ;          ; **** The quarterly average for total assets should reflect all debt (not held for trading) at amortized cost, equity securities with readily determinable fari values at the lower of cost or fair value, and equity securities without readily determinable fair values at historic cost.
                   ;          ;          ; Schedule RC L Derivatives and Off Balance Sheet Items
                   ;          ;          ; Please read carefully the instructions for the preparation of Schedule RC L. Some of the amounts reported in Schedule RC L are regarded as volume indicators and not necessarily as measures of risk.
                   ;          ;          ; 1. Unused commitments
UNCMMTEQLN         ; RCFD3814 ; 0        ; 1.a. Revolving, open end lines secured by 1-4 family residential properties,
                                           e.g., home equity lines
UNCMMTCRCD         ; RCFD3815 ; 0        ; 1.b. Credit card lines
UNCMTRECON         ; RCFD3816 ; 130000   ; 1.c.(1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate
UNCMTUNSEC         ; RCFD6550 ; 1308000  ; 1.c.(2) Commitments to fund commercial real estate, construction, and land development loans NOT secured by real estate
UNCMMTSEC          ; RCFD3817 ; 0        ; 1.d. Securities underwriting
UNOTHCMMT          ; RCFD3818 ; 4573000  ; 1.e. Other unused commitments
FINSTDBY           ; RCFD3819 ; 1715000  ; 2. Financial standby letters of credit and foreign office guarantees
FINCONVEY          ; RCFD3820 ; 516000   ; 2.a. Amount of financial standby letters of credit conveyed to others
PERFSTDBY          ; RCFD3821 ; 43000    ; 3. Performance standby letters of credit and foreign office guarantees
PERFCONVEY         ; RCFD3822 ; 0        ; 3.a. Amount of performance standby letters of credit conveyed to others
LETTERCRDT         ; RCFD3411 ; 34000    ; 4. Commercial and similar letters of credit
                   ;          ;          ; 5. Not applicable
SECLENT            ; RCFD3433 ; 0        ; 6. Securities lent (including customers securities lent where the customer is indemnified against loss by the reporting bank)
                   ;          ;          ; 7. Credit derivatives
                   ;          ;          ; 7.a  Notional amounts
CALLC968           ; RCFDC968 ; 0        ; 7.a.(1) Credit default swaps ((Column A) Guarantor)
CALLC969           ; RCFDC969 ; 0        ; 7.a.(1) Credit default swaps ((Column B) Beneficiary)
CALLC970           ; RCFDC970 ; 0        ; 7.a.(2) Total return swaps ((Column A) Guarantor)

CALLC971           ; RCFDC971 ; 6442000  ; 7.a.(2) Total return swaps ((Column B) Beneficiary)
CALLC972           ; RCFDC972 ; 0        ; 7.a.(3) Credit options ((Column A) Guarantor)
CALLC973           ; RCFDC973 ; 0        ; 7.a.(3) Credit options ((Column B Beneficiary)
CALLC974           ; RCFDC974 ; 0        ; 7.a.(4) Other credit derivatives ((Column A) Guarantor)
CALLC975           ; RCFDC975 ; 0        ; 7.a.(4) Other credit derivatives ((Column B) Beneficiary)
                   ;          ;          ; 7.b. Gross fair values
CRDERGPOS          ; RCFDC219 ; 0        ; 7.b.(1) Gross positive fair value ((Column A) Guarantor)
CRDERBPOS          ; RCFDC221 ; 7000     ; 7.b.(1) Gross positive fair value ((Column B) Beneficiary)
CRDERGNEG          ; RCFDC220 ; 0        ; 7.b.(2) Gross negative fair value ((Column A) Guarantor)
CRDERBNEG          ; RCFDC222 ; 176000   ; 7.b.(2) Gross negative fair value ((Column B) Beneficiary)
SPOTFGNEX          ; RCFD8765 ; 65000    ; 8. Spot foreign exchange contracts
OTHCOMMIT          ; RCFD3430 ; 0        ; 9. All other off balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")
SECBORROW          ; RCFD3432 ; 0        ; 9.a. Securities borrowed
WHENISSPUR         ; RCFD3434 ; 0        ; 9.b. Commitments to purchase when issued securities
CALLC978           ; RCFDC978 ; 0        ; 9.c. Standby letters of credit issued by a Federal Home Loan Band on the banks behalf
OTHCOMMITA         ; RCFD3555 ; 0        ; 9.d. (TEXT 3555)
OTHCOMMITB         ; RCFD3556 ; 0        ; 9.e. (TEXT 3556)
OTHCOMMITc         ; RCFD3557 ; 0        ; 9.f. TEXT 3557
OTHOFFAST          ; RCFD5591 ; 0        ; 10. All other off balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")
WHENISSSEL         ; RCFD3435 ; 0        ; 10.a. Commitments to sell when issued securities
OTHOBSASTA         ; RCFD5592 ; 0        ; 10.b. (TEXT 5592)
OTHOBSASTB         ; RCFD5593 ; 0        ; 10.c. (TEXT 5593)
OTHOBSASTC         ; RCFD5594 ; 0        ; 10.d. (TEXT 5594)
OTHOBSASTD         ; RCFD5595 ; 0        ; 10.e. TEXT 5595
                   ;          ;          ; 11. Year-to-date merchant credit card sales volume
MCRCDACQ           ; RCFDC223 ; 0        ; 11.a. Sales for which the reporting bank is the acquiring bank

MCRCDWRISK         ; RCFDC224 ; 0        ; 11.b. Sales for which the reporting bank is the agent bank with risk
                   ;          ;          ; 12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14)
INTRTEFUT          ; RCFD8693 ; 0        ; 12.a. Futures contracts ((Column A) Interest Rate Contracts)
FGNEXFUT           ; RCFD8694 ; 0        ; 12.a. Futures contracts ((Column B) Foreign Exchange Contracts)
EQDERFUT           ; RCFD8695 ; 0        ; 12.a. Futures contracts ((Column C) Equity Derivative Contracts)
CMDTYFUT           ; RCFD8696 ; 0        ; 12.a. Futures contracts ((Column D) Commodity and Other Contracts)
INTRTEFOR          ; RCFD8697 ; 9000     ; 12.b. Forward contracts ((Column A) Interest Rate Contracts)
FGNEXFOR           ; RCFD8698 ; 1051000  ; 12.b. Forward contracts ((Column B) Foreign Exchange Contracts)
EQDERFOR           ; RCFD8699 ; 0        ; 12.b. Forward contracts ((Column C) Equity Derivative Contracts)
CMDTYFOR           ; RCFD8700 ; 0        ; 12.b. Forward contracts ((Column D) Commodity and Other Contracts)
                   ;          ;          ; 12.c. Exchange traded option contracts
INTRTEWRTET        ; RCFD8701 ; 0        ; 12.c.(1) Written options ((Column A) Interest Rate Contracts)
FGNEXWRTET         ; RCFD8702 ; 0        ; 12.c.(1) Written options ((Column B) Foreign Exchange Contracts)
EQDERWRTET         ; RCFD8703 ; 0        ; 12.c.(1) Written options ((Column C) Equity Derivative Contracts)
CMDTYWRTET         ; RCFD8704 ; 0        ; 12.c.(1) Written options ((Column D) Commodity and Other Contracts)
INTRTEPURET        ; RCFD8705 ; 0        ; 12.c.(2) Purchased options ((Column A) Interest Rate Contracts)
FGNEXPURET         ; RCFD8706 ; 0        ; 12.c.(2) Purchased options ((Column B) Foreign Exchange Contracts)
EQDERPURET         ; RCFD8707 ; 0        ; 12.c.(2) Purchased options ((Column C) Equity Derivative Contracts)
CMDTYPURET         ; RCFD8708 ; 0        ; 12.c.(2) Purchased options ((Column D) Commodity and Other Contracts)
                   ;          ;          ; 12.d. Over the counter option contracts
INTRTEWRTOTC       ; RCFD8709 ; 208000   ; 12.d.(1) Written options ((Column A) Interest Rate Contracts)
FGNEXWRTOTC        ; RCFD8710 ; 0        ; 12.d.(1) Written options ((Column B) Foreign Exchange Contracts)
EQDERWRTOTC        ; RCFD8711 ; 0        ; 12.d.(1) Written options ((Column C) Equity Derivative Contracts)
CMDTYWRTOTC        ; RCFD8712 ; 1946000  ; 12.d.(1) Written options ((Column D) Commodity and Other Contracts)
INTRTEPUROTC       ; RCFD8713 ; 258000   ; 12.d.(2) Purchased options ((Column A) Interest Rate Contracts)
FGNEXPUROTC        ; RCFD8714 ; 0        ; 12.d.(2) Purchased options ((Column B) Foreign Exchange Contracts)
EQDERPUROTC        ; RCFD8715 ; 84000    ; 12.d.(2) Purchased options ((Column C) Equity Derivative Contracts)
CMDTYPUROTC        ; RCFD8716 ; 1946000  ; 12.d.(2) Purchased options ((Column D) Commodity and Other Contracts)

INTRTESWAP         ; RCFD3450 ; 16533000 ; 12.e. Swaps ((Column A) Interest Rate Contracts)
FGNEXSWAP          ; RCFD3826 ; 2588000  ; 12.e. Swaps ((Column B) Foreign Exchange Contracts)
EQDERSWAP          ; RCFD8719 ; 1429000  ; 12.e. Swaps ((Column C) Equity Derivative Contracts)
CMDTYSWAP          ; RCFD8720 ; 5844000  ; 12.e. Swaps ((Column D) Commodity and Other Contracts)
INTRTEHFT          ; RCFDA126 ; 17008000 ; 13. Total gross notional amount of derivative contracts held for trading ((Column A)
                                           Interest Rate Contracts)
FGNEXHFT           ; RCFDA127 ; 3639000  ; 13. Total gross notional amount of derivative contracts held for trading ((Column B)
                                           Foreign Exchange Contracts)
EQDERHFT           ; RCFD8723 ; 1513000  ; 13. Total gross notional amount of derivative contracts held for trading ((Column C)
                                           Equity Derivative Contracts)
CMDTYHFT           ; RCFD8724 ; 9736000  ; 13. Total gross notional amount of derivative contracts held for trading ((Column D)
                                           Commodity and Other Contracts)
INTRTEMTM          ; RCFD8725 ; 0        ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column A) Interest Rate Contracts)
FGNEXMTM           ; RCFD8726 ; 0        ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column B) Foreign Exchange Contracts)
EQDERMTM           ; RCFD8727 ; 0        ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column C) Equity Derivative Contracts)
CMDTYMTM           ; RCFD8728 ; 0        ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column D) Commodity and Other Contracts)
INTRTSWAPFX        ; RCFDA589 ; 0        ; 14.a. Interest rate swaps where the bank has agreed to pay a fixed rate
                   ;          ;          ; 15. Gross fair values of derivative contracts
                   ;          ;          ; 15.a. Contracts held for trading
INTRTEHFTGP        ; RCFD8733 ; 162000   ; 15.a.(1) Gross positive fair value ((Column A) Interest Rate Contracts)
FGNEXHFTGP         ; RCFD8734 ; 54000    ; 15.a.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)
EQDERHFTGP         ; RCFD8735 ; 31000    ; 15.a.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)
CMDTYHFTGP         ; RCFD8736 ; 762000   ; 15.a.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)
INTRTEHFTGN        ; RCFD8737 ; 143000   ; 15.a.(2) Gross negative fair value ((Column A) Interest Rate Contracts)
FGNEXHFTGN         ; RCFD8738 ; 37000    ; 15.a.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)
EQDERHFTGN         ; RCFD8739 ; 253000   ; 15.a.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)
CMDTYHFTGN         ; RCFD8740 ; 762000   ; 15.a.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)
                   ;          ;          ; 15.b. Contracts held for purposes other than trading

INTRTEMTMGP        ; RCFD8741 ; 0        ; 15.b.(1) Gross positive fair value ((Column A) Interest Rate Contracts)
FGNEXMTMGP         ; RCFD8742 ; 0        ; 15.b.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)
EQDERMTMGP         ; RCFD8743 ; 0        ; 15.b.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)
CMDTYMTMGP         ; RCFD8744 ; 0        ; 15.b.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)
INTRTEMTMGN        ; RCFD8745 ; 0        ; 15.b.(2) Gross negative fair value ((Column A) Interest Rate Contracts)
FGNEXMTMGN         ; RCFD8746 ; 0        ; 15.b.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)
EQDERMTMGN         ; RCFD8747 ; 0        ; 15.b.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)
CMDTYMTMGN         ; RCFD8748 ; 0        ; 15.b.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)
                   ;          ;          ; Schedule RC M Memoranda
                   ;          ;          ; 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date
EXECLOANS          ; RCFD6164 ; 0        ; 1.a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests
EXECLNSNO          ; RCFD6165 ; 0        ; 1.b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests)
                   ;          ;          ; 2. Intangible assets other than goodwill
MTGSERV            ; RCFD3164 ; 0        ; 2.a. Mortgage servicing assets
MTGSERVFV          ; RCFDA590 ; 0        ; 2.a.(1) Estimated fair value of mortgage servicing assets
CCRLNMTGSA         ; RCFDB026 ; 0        ; 2.b. Purchased credit card relationships and nonmortgage servicing assets
ALLOTHINTG         ; RCFD5507 ; 41000    ; 2.c. All other identifiable intangible assets
TINGASET           ; RCFD0426 ; 41000    ; 2.d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)
                   ;          ;          ; 3. Other real estate owned
REINVOWNED         ; RCFD5372 ; 0        ; 3.a. Direct and indirect investments in real estate ventures
                   ;          ;          ; 3.b. All other real estate owned
REOWNCONS          ; RCON5508 ; 0        ; 3.b.(1) Construction and land development and other land in domestic offices
REOWNFARM          ; RCON5509 ; 0        ; 3.b.(2) Farmland in domestic offices
REOWN1_4           ; RCON5510 ; 0        ; 3.b.(3) 1 - 4 family residential properties in domestic offices
REOWN5MOR          ; RCON5511 ; 0        ; 3.b.(4) Multifamily (5 or more) residential properties in domestic offices

REOWNNONFM         ; RCON5512 ; 1000     ; 3.b.(5) Nonfarm nonresidential properties in domestic offices
CALLC979           ; RCONC979 ; 0        ; 3.b.(6) Foreclosed properties from "GNMA loans"
REOWNFORGN         ; RCFN5513 ; 0        ; 3.b.(7) In foreign offices
TOTREOWNED         ; RCFD2150 ; 1000     ; 3.c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)
                   ;          ;          ; 4. Investments in unconsolidated subsidiaries and associated companies
REINVSUBS          ; RCFD5374 ; 0        ; 4.a. Direct and indirect investments in real estate ventures
OTHINVSUBS         ; RCFD5375 ; 8000     ; 4.b. All other investments in unconsolidated subsidiaries and associated companies
TOTINVSUBS         ; RCFD2130 ; 8000     ; 4.c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)
                   ;          ;          ; 5. Other borrowed money
                   ;          ;          ; 5.a. Federal Home Loan Bank advances
                   ;          ;          ; 5.a.(1) Advances with a remaining maturity or next repricing date of*
CALLF055           ; RCFDF055 ; 0        ; 5.a.(1).(a). One year or less
CALLF056           ; RCFDF056 ; 0        ; 5.a.(1).(b). Over one year through three years
CALLF057           ; RCFDF057 ; 0        ; 5.a.(1).(c). Over three years through five years
CALLF058           ; RCFDF058 ; 0        ; 5.a.(1).(d). Over five years
BMFHLB1LES         ; RCFD2651 ; 0        ; 5.a.(2). Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above)**
CALLF059           ; RCFDF059 ; 0        ; 5.a.(3).  Structured advances
                   ;          ;          ; 5.b. Other borrowings
                   ;          ;          ; 5.b.(1) Other borrowings with a remaining maturity or next repricing date of***
CALLF060           ; RCFDF060 ; 445000   ; 5.b.(1).(a). One year or less
CALLF061           ; RCFDF061 ; 0        ; 5.b.(1).(b). Over one year through three years
CALLF062           ; RCFDF062 ; 0        ; 5.b.(1).(c). Over three years through five years
CALLF063           ; RCFDF063 ; 0        ; 5.b.(1).(d). Over five years
BMOTH1LES          ; RCFDB571 ; 445000   ; 5.b.(2). Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above)****
OTBRWMNY           ; RCFD3190 ; 445000   ; 5.c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) must equal
                                           Schedule RC, item 16)

PRILMUTF           ; RCFDB569 ; 0        ; 6. Does the reporting bank sell private label or third party mutual funds and annuities?
ASPMUTF            ; RCFDB570 ; 0        ; 7. Assets under the reporting banks management in proprietary mutual funds and annuities
                   ;          ;          ; 8. Primary Internet Web site address of the bank (home page), if any
                   ;          ;          ; (Example: www.examplebank.com)
                   ;          ;          ; (TEXT 4087)
WEBTRANCP          ; RCFD4088 ; 0        ; 9. Do any of the banks Internet Web sites have transactional capability, i.e, allow the banks customers to execute transactions on their accounts through the Web site?
                   ;          ;          ; 10. Secured liabilities
RCONF064           ; RCONF064 ; 0        ; 10.a. Amount of "Federal funds purchased in domestic offices" that are secured
                                           (included in Sechedule RC, item 14.a)
CALLF065           ; RCFDF065 ; 0        ; 10.b. Amount of"Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a)-(d))
                   ;          ;          ; * Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.
                   ;          ;          ; ** Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year
                   ;          ;          ; *** Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.
                   ;          ;          ; **** Report both fixed and floating rate other borrowings by remaining maturity.
                                           Exclude floating rate other borowwings with a next repricing date of one year or less that have a remaining maturity of over one year.
                   ;          ;          ; Schedule RC N Past Due and Nonaccrual Loans, Leases, and Other Assets
                   ;          ;          ; 1. Loans secured by real estate
CNLD30_89          ; RCON2759 ; 0        ; 1.a. Construction, land development, and other land loans in domestic offices
                                           ((Column A) Past due 30 through 89 days and still accruing)
CONST90MOR         ; RCON2769 ; 0        ; 1.a. Construction, land development, and other land loans in domestic offices
                                           ((Column B) Past due 90 days or more and still accruing)
CONSTNONAC         ; RCON3492 ; 0        ; 1.a. Construction, land development, and other land loans in domestic offices
                                           ((Column C) Nonaccrual)
FRML30_89          ; RCON3493 ; 0        ; 1.b. Secured by farmland in domestic offices ((Column A) Past due 30 through 89 days and still accruing)

FARM90MOR          ; RCON3494 ; 0        ; 1.b. Secured by farmland in domestic offices ((Column B) Past due 90 days or more and still accruing)
FARMNONAC          ; RCON3495 ; 0        ; 1.b. Secured by farmland in domestic offices ((Column C) Nonaccrual)
                   ;          ;          ; 1.c. Secured by 1 - 4 family residential properties in domestic offices
REVOE30_89         ; RCON5398 ; 0        ; 1.c.(1) Revolving, open end loans secured by 1 - 4 family residential properties and extended under lines of credit ((Column A) Past due 30 through 89 days and still accruing)
REVRS90MOR         ; RCON5399 ; 0        ; 1.c.(1) Revolving, open end loans secured by 1 - 4 family residential properties and extended under lines of credit ((Column B) Past due 90 days or more and still accruing)
REVRSNONAC         ; RCON5400 ; 0        ; 1.c.(1) Revolving, open end loans secured by 1 - 4 family residential properties and extended under lines of credit ((Column C) Nonaccrual)
                   ;          ;          ; 1.c.(2) Closed end loans secured by 1 - 4 family residential properties
CL1ST30_89         ; RCONC236 ; 0        ; 1.c.(2)(a) Secure by first liens ((Column A) Past due 30 through 89 days and still accruing)
CL1ST90MOR         ; RCONC237 ; 0        ; 1.c.(2)(a) Secure by first liens ((Column B) Past due 90 days or more and still accruing)
CL1STNACC          ; RCONC229 ; 0        ; 1.c.(2)(a) Secure by first liens ((Column C) Nonaccrual)
CLJRL30_89         ; RCONC238 ; 0        ; 1.c.(2)(b) Secured by junior liens ((Column A) Past due 30 through 89 days and still accruing)
CLJRL90MOR         ; RCONC239 ; 0        ; 1.c.(2)(b) Secured by junior liens ((Column B) Past due 90 days or more and still accruing)
CLJRLNACC          ; RCONC230 ; 0        ; 1.c.(2)(b) Secured by junior liens ((Column C) Nonaccrual)
RESMUL30_89        ; RCON3499 ; 0        ; 1.d. Secured by multifamily (5 or more) residential properties in domestic offices
                                           ((Column A) Past due 30 through 89 days and still accruing)
MLTRS90MOR         ; RCON3500 ; 0        ; 1.d. Secured by multifamily (5 or more) residential properties in domestic offices
                                           ((Column B) Past due 90 days or more and still accruing)
MLTRSNONAC         ; RCON3501 ; 0        ; 1.d. Secured by multifamily (5 or more) residential properties in domestic offices
                                           ((Column C) Nonaccrual)
SNFNR30_89         ; RCON3502 ; 0        ; 1.e. Secured by nonfarm nonresidential properties in domestic offices ((Column A))
NONRS90MOR         ; RCON3503 ; 0        ; 1.e. Secured by nonfarm nonresidential properties in domestic offices ((Column B)
                                           Past due 90 days or more and still accruing)
NONRSNONAC         ; RCON3504 ; 0        ; 1.e. Secured by nonfarm nonresidential properties in domestic offices ((Column C)
                                           Nonaccrual)
REFOR30_89         ; RCFNB572 ; 0        ; 1.f. In foreign offices ((Column A) Past due 30 through 89 days and still accruing)
REFOR90MOR         ; RCFNB573 ; 0        ; 1.f. In foreign offices ((Column B) Past due 90 days or more and still accruing)

REFORNONAC         ; RCFNB574 ; 0        ; 1.f. In foreign offices ((Column C) Nonaccrual)
                   ;          ;          ; 2. Loans to depository institutions and acceptances of other banks
USDI30_89          ; RCFD5377 ; 0        ; 2.a. To U.S. banks and other U.S. depository institutions ((Column A) Past due 30 through 89 days and still accruing)
USBNK90MOR         ; RCFD5378 ; 0        ; 2.a. To U.S. banks and other U.S. depository institutions ((Column B) Past due 90 days or more and still accruing)
USBNKNONAC         ; RCFD5379 ; 0        ; 2.a. To U.S. banks and other U.S. depository institutions ((Column C) Nonaccrual)
FORBK30_89         ; RCFD5380 ; 0        ; 2.b. To foreign banks ((Column A) Past due 30 through 89 days and still accruing)
FGNBK90MOR         ; RCFD5381 ; 0        ; 2.b. To foreign banks ((Column B) Past due 90 days or more and still accruing)
FGNBKNONAC         ; RCFD5382 ; 0        ; 2.b. To foreign banks ((Column C) Nonaccrual)
AGPF30_89          ; RCFD1594 ; 0        ; 3. Loans to finance agricultural production and other loans to farmers ((Column A)
                                           Past due 30 through 89 days and still accruing)
PDFRM90MOR         ; RCFD1597 ; 0        ; 3. Loans to finance agricultural production and other loans to farmers ((Column B)
                                           Past due 90 days or more and still accruing)
FARMNONACC         ; RCFD1583 ; 0        ; 3. Loans to finance agricultural production and other loans to farmers ((Column C)
                                           Nonaccrual)
                   ;          ;          ; 4. Commercial and industrial loans
USCI30_89          ; RCFD1251 ; 0        ; 4.a. To U.S. addressees (domicile) ((Column A) Past due 30 through 89 days and still accruing)
CI90MORUS          ; RCFD1252 ; 1000     ; 4.a. To U.S. addressees (domicile) ((Column B) Past due 90 days or more and still accruing)
CINONACCUS         ; RCFD1253 ; 239000   ; 4.a. To U.S. addressees (domicile) ((Column C) Nonaccrual)
NUSCI30_89         ; RCFD1254 ; 0        ; 4.b. To non U.S. addressees (domicile) ((Column A) Past due 30 through 89 days and still accruing)
CI90MORNUS         ; RCFD1255 ; 0        ; 4.b. To non U.S. addressees (domicile) ((Column B) Past due 90 days or more and still accruing)
CINONACNUS         ; RCFD1256 ; 12000    ; 4.b. To non U.S. addressees (domicile) ((Column C) Nonaccrual)
                   ;          ;          ; 5. Loans to individuals for household, family, and other personal expenditures
ICRCD30_89         ; RCFDB575 ; 0        ; 5.a. Credit cards ((Column A) Past due 30 through 89 days and still accruing)
ICRCD90MOR         ; RCFDB576 ; 0        ; 5.a. Credit cards ((Column B) Past due 90 days or more and still accruing)
ICRCDNONAC         ; RCFDB577 ; 0        ; 5.a. Credit cards ((Column C) Nonaccrual)
IREVC30_89         ; RCFDB578 ; 0        ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Past due 30 through 89 days and still accruing)

IREVC90MOR         ; RCFDB579 ; 0        ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Past due 90 days or more and still accruing)
IREVCNONAC         ; RCFDB580 ; 0        ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column C) Nonaccrual)
FGOI30_89          ; RCFD5389 ; 0        ; 6. Loans to foreign governments and official institutions ((Column A) Past due 30 through 89 days and still accruing)
FGNLN90MOR         ; RCFD5390 ; 0        ; 6. Loans to foreign governments and official institutions ((Column B) Past due 90 days or more and still accruing)
FGNLNNONAC         ; RCFD5391 ; 0        ; 6. Loans to foreign governments and official institutions ((Column C) Nonaccrual)
PDOL30_89          ; RCFD5459 ; 0        ; 7. All other loans ((Column A) Past due 30 through 89 days and still accruing)
PDOTH90MOR         ; RCFD5460 ; 0        ; 7. All other loans ((Column B) Past due 90 days or more and still accruing)
OTHNONACCR         ; RCFD5461 ; 0        ; 7. All other loans ((Column C) Nonaccrual)
                   ;          ;          ; 8. Lease financing receivables
USLSF30_89         ; RCFD1257 ; 0        ; 8.a. Of U.S. addressees (domicile) ((Column A) Past due 30 through 89 days and still accruing)
LS90MORUS          ; RCFD1258 ; 0        ; 8.a. Of U.S. addressees (domicile) ((Column B) Past due 90 days or more and still accruing)
LSNONACUS          ; RCFD1259 ; 0        ; 8.a. Of U.S. addressees (domicile) ((Column C) Nonaccrual)
NUSLF30_89         ; RCFD1271 ; 0        ; 8.b. Of non U.S. addressees (domicile) ((Column A) Past due 30 through 89 days and still accruing)
LS90MORNUS         ; RCFD1272 ; 0        ; 8.b. Of non U.S. addressees (domicile) ((Column B) Past due 90 days or more and still accruing)
LSNONACNUS         ; RCFD1791 ; 0        ; 8.b. Of non U.S. addressees (domicile) ((Column C) Nonaccrual)
DSXPD30_89         ; RCFD3505 ; 0        ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column A) Past due 30 through 89 days and still accruing)
DBTSC90MOR         ; RCFD3506 ; 0        ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column B) Past due 90 days or more and still accruing)
DBTSCNONAC         ; RCFD3507 ; 0        ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column C) Nonaccrual)
                   ;          ;          ; Amounts reported in Schedule RC N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

USGPD30_89         ; RCFD5612 ; 0        ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column A) Past due 30 through 89 days and still accruing)
PDUS90MOR          ; RCFD5613 ; 0        ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column B) Past due 90 days or more and still accruing)
USNONACCR          ; RCFD5614 ; 0        ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column C) Nonaccrual)
GARLL30_89         ; RCFD5615 ; 0        ; 10.a. Guaranteed portion of loans and leases included in item 10 above ((Column A)
                                           Past due 30 through 89 days and still accruing)
PDGTY90MOR         ; RCFD5616 ; 0        ; 10.a. Guaranteed portion of loans and leases included in item 10 above ((Column B)
                                           Past due 90 days or more and still accruing)
GTYNONACCR         ; RCFD5617 ; 0        ; 10.a. Guaranteed portion of loans and leases included in item 10 above ((Column C)
                                           Nonaccrual)
CALLC866           ; RCFDC866 ; 0        ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column A) Past due 30 through 89 days and still accruing)
CALLC867           ; RCFDC867 ; 0        ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column B) Past due 90 days or more and still accruing)
CALLC868           ; RCFDC868 ; 0        ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column C) Nonaccrual)
                   ;          ;          ; Memoranda
RLLPD30_89         ; RCFD1658 ; 0        ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column A) Past due 30 through 89 days and still accruing)
RLLPD90MOR         ; RCFD1659 ; 0        ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column B) Past due 90 days or more and still accruing)
RLPDNONACC         ; RCFD1661 ; 1000     ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column C)
                                           Nonaccrual)
CLXRE30_89         ; RCFD6558 ; 0        ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column A) Past due 30 through 89 days and still accruing)
COMRE90MOR         ; RCFD6559 ; 0        ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column B) Past due 90 days or more and still accruing)
COMRENONAC         ; RCFD6560 ; 0        ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column C) Nonaccrual)

NUSRE30_89         ; RCFD1248 ; 0        ; M.3. Loans secured by real estate to non U.S. addressees (domicile) (included in
                                           Schedule RC N, item 1, above) ((Column A) Past due 30 through 89 days and still accruing)
RE90MORNUS         ; RCFD1249 ; 0        ; M.3. Loans secured by real estate to non U.S. addressees (domicile) (included in
                                           Schedule RC N, item 1, above) ((Column B) Past due 90 days or more and still accruing)
RENONACNUS         ; RCFD1250 ; 0        ; M.3. Loans secured by real estate to non U.S. addressees (domicile) (included in
                                           Schedule RC N, item 1, above) ((Column C) Nonaccrual)
                   ;          ;          ; M.4. Not applicable
LLHFS30_89         ; RCFDC240 ; 0        ; M.5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above) ((Column A) Past due 30 through 89 days and still accruing)
LLHFS90MOR         ; RCFDC241 ; 0        ; M.5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above) ((Column B) Past due 90 days or more and still accruing)
LLHFSNACC          ; RCFDC226 ; 0        ; M.5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above) ((Column C) Nonaccrual)
INTRC30_89         ; RCFD3529 ; 0        ; M.6. Interest rate, foreign exchange rate, and other commodity and equity contracts:
                                           Fair value of amounts carried as assets ((Column A) Past due 30 through 89 days and still accruing)
INTRC90MOR         ; RCFD3530 ; 0        ; M.6. Interest rate, foreign exchange rate, and other commodity and equity contracts:
                                           Fair value of amounts carried as assets ((Column B) Past due 90 days or more and still accruing)
CALLC410           ; RCFDC410 ; 201000   ; M.7. Additions to nonaccrual assets during the quarter
CALLC411           ; RCFDC411 ; 22000    ; M.8. Nonaccrual assets sold during the quarter
                   ;          ;          ; Schedule RC O Other Data for Deposit Insurance and FICO Assessments
                   ;          ;          ; 1. Unposted debits (see instructions)
IDEBIT             ; RCON0030 ; 0        ; 1.a. Actual amount of all unposted debits
                   ;          ;          ; OR
                   ;          ;          ; b. Separate amount of unposted debits
IDEBDEM            ; RCON0031 ; 0        ; 1.b.(1) Actual amount of unposted debits to demand deposits
IDEBTIM            ; RCON0032 ; 0        ; 1.b.(2) Actual amount of unposted debits to time and savings deposits*
                   ;          ;          ; 2. Unposted credits (see instructions)
ICREDIT            ; RCON3510 ; 0        ; 2.a. Actual amount of all unposted credits
                   ;          ;          ; OR
                   ;          ;          ; 2.b. Separate amount of unposted credits

ICRDEM             ; RCON3512 ; 0        ; 2.b.(1) Actual amount of unposted credits to demand deposits
ICRTIM             ; RCON3514 ; 0        ; 2.b.(2) Actual amount of unposted credits to time and savings deposits*
IBKTRUST           ; RCON3520 ; 0        ; 3. Uninvested trust funds (cash) held in banks own trust department (not included in total deposits in domestic offices)
                   ;          ;          ; 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits)
IDEMNCONO          ; RCON2211 ; 45000    ; 4.a. Demand deposits of consolidated subsidiaries
ITIMNCONO          ; RCON2351 ; 783000   ; 4.b. Time and savings deposits* of consolidated subsidiaries
INTACCONO          ; RCON5514 ; 0        ; 4.c. Interest accrued and unpaid on deposits of consolidated subsidiaries
                   ;          ;          ; 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions
DMDINSBR           ; RCON2229 ; 0        ; 5.a. Demand deposits in insured branches (included in Schedules RC E, Part II)
TIMINSBR           ; RCON2383 ; 0        ; 5.b. Time and savings deposits* in insured branches (included in Schedule RC E,
                                           Part II)
INTACINSBR         ; RCON5515 ; 0        ; 5.c. Interest accrued and unpaid on deposits in insured branches (included in
                                           Schedule RC G, item 1.b.)
                   ;          ;          ; 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank
RESPASDMD          ; RCON2314 ; 0        ; 6.a. Amount reflected in demand deposits (included in Schedule RC E, Part I, item 7, column B)
RESPASTMSV         ; RCON2315 ; 0        ; 6.b. Amount reflected in time and savings deposits* (included in Schedule RC E,
                                           Part I, item 7, column A or C, but not column B)
                   ;          ;          ; 7. Unamortized premiums and discounts on time and savings deposits *,**
PREMTIMDP          ; RCON5516 ; 0        ; 7.a. Unamortized premiums
DSCTTIMDP          ; RCON5517 ; 84000    ; 7.b. Unamortized discounts
                   ;          ;          ; 8. Not applicable
LIFELINE           ; RCON5596 ;          ; 9. Deposits in lifeline accounts
DEPININVCT         ; RCON8432 ; 0        ; 10. Benefit responsive "Depository Institution Investment Contracts" (included in total deposits in domestic offices)
                   ;          ;          ; 11. Adjustments to demand deposits in domestic offices and in insured branches in
                                           Puerto Rico and U.S. territories and possessions reported in Schedule RC E for certain reciprocal demand balances
DDADJDECR          ; RCON8785 ; 0        ; 11.a. Amount by which demand deposits would be reduced if the reporting banks reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possesion that were reported on a gross basis in Schedule RC E had been reported on a net basis

DDADJINCR          ; RCONA181 ; 0        ; 11.b. Amount by which demand deposits would be increased if the reporting banks reciprocal demand balances with foreign banks and foreign offices of other U.S. banks
                                           (other than insured branches in Puerto Rico and U.S. territories and possesions) that were reported on a net basis in Schedule RC E had been reported on a gross basis
DDADJCASH          ; RCONA182 ; 0        ; 11.c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting banks net reciprocal demand balances with the domestic offices of U.S. banks and savings assoications and insured branches in Puerto Rica and U.S. territories and possessions in Schedule RC E
                   ;          ;          ; 12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles
                                           (exclude amounts related to reciprocal demand balances)
ASTDMDDEP          ; RCONA527 ; 0        ; 12.a. Amount of assets netted against demand deposits
ASTTMEDEP          ; RCONA528 ; 0        ; 12.b. Amount of assets netted against time and savings deposits
                   ;          ;          ; Memoranda (to be completed each quarter except as noted)
                   ;          ;          ; M.1. Total deposits in domestic offices of the bank and in insured branches in
                                           Puerto Rico and U.S. territories and possessions  (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal the sum of Schedule RC, item 13.a, and Schedule RC-O, items 5.a and 5.b)
                   ;          ;          ; M.1.a. Deposit accounts (excluding retirement accounts) of $100,000 or less***
CALLF049           ; RCONF049 ; 91000    ; M.1.a.(1) Amount of deposit accounts (excluding retirement accounts) of $100,000 or less
CALLF050           ; RCONF050 ;          ; M.1.a.(2) Number of deposit accounts (excluding retirement accounts) of $100,000 or less (to be completed for the June report only)
                   ;          ;          ; M.1.b. Deposit accounts (excluding retirement accounts) of more than $100,000***
CALLF051           ; RCONF051 ; 11535000 ; M.1.b.(1) Amount of deposit accounts (excluding retirement accounts) of more than $100,000
CALLF052           ; RCONF052 ; 1899     ; M.1.b.(2) Number of deposit accounts (excluding retirement accounts) of more than $100,000
                   ;          ;          ; M.1.c. Retirement deposit accounts of $250,000 or less***
CALLF045           ; RCONF045 ; 0        ; M.1.c.(1) Amount of retirement deposit accounts of $250,000 or less
CALLF046           ; RCONF046 ;          ; M.1.c.(2) Number of retirement deposit accounts of $250,000 or less (to be completed for the June report only)
                   ;          ;          ; M.1.d. Retirement deposit accounts of more than $250,000***

CALLF047           ; RCONF047 ; 0        ; M.1.d.(1) Amount of retirement deposit accounts of more than $250,000
CALLF048           ; RCONF048 ; 0        ; M.1.d.(2) Number of retirement deposit accounts of more than $250,000
                   ;          ;          ; Memorandum item 2 is to be completed by banks with $1 billion or more in total assets****
UNINSURDEP         ; RCON5597 ; 11246000 ; M.2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions (see insturctions)
CONSUBCERT         ; RCONA545 ; 0        ; M.3. Has the reporting institution been consolidated with a parent bank or savings association in that parent banks or parent saving associations Call Report or Thrift
                                           Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association
                   ;          ;          ; * For FDIC insurance and FICO assessment purposes, "time and savings deposits"
                                           consists of nontransaction accounts and all transaction accounts other than demand deposits.
                   ;          ;          ; ** Exclude core deposit intangibles.
                   ;          ;          ; *** The dollar amounts used as the basis for reporting in Memoranda items 1.a through
                                           1.d reflect the deposit insurance limits in effect on the report date.
                   ;          ;          ; **** The $1 billion asset size test is generally based on the total assets reported in the June 30, 2005, Report of Condition.
                   ;          ;          ; Schedule RC P Closed-End 1-4 Family Residential Mortgage banking Activities in
                                           Domestic Offices
                   ;          ;          ; Schedule RC P is to be completed by (1) all banks with $1 billion or more in total assets* and (2) banks with less than $1 billion in total assets at which either closed-end (first and junior lien) 1-4 family residential loan originations and purchases for resale** from all sources, loan sales, or quarter-end loans held for sale exceed $10 million for two consecutive quarters.
                   ;          ;          ; 1. Retail originations during the quarter of closed-end 1-4 family residential mortgage loans for sale**
CALLF066           ; RCFDF066 ; 0        ; 1.a. First liens
CALLF067           ; RCFDF067 ; 0        ; 1.b. Junior liens
                   ;          ;          ; 2. Wholesale originations and purchases during the quarter of closed-end 1-4 family residential mortgage loans for sale**
CALLF068           ; RCFDF068 ; 0        ; 2.a. First liens
CALLF069           ; RCFDF069 ; 0        ; 2.b. Junior liens
                   ;          ;          ; 3. Closed-end 1-4 family residential mortgage loans sold during the quarter
CALLF070           ; RCFDF070 ; 0        ; 3.a. First liens
CALLF071           ; RCFDF071 ; 0        ; 3.b. Junior liens

                   ;          ;          ; 4. Closed-end 1-4 family residential mortgage loans held for sale at quarter-end
                                           (included in Schedule RC, item 4.a)
CALLF072           ; RCFDF072 ; 0        ; 4.a. First liens
CALLF073           ; RCFDF073 ; 0        ; 4.b. Junior liens
                   ;          ;          ; * The$1 billion asset size test is generally based on the total assets reported on the June 30, 2005, Report of Condition.
                   ;          ;          ; ** Exclude originations and purchases of closed-end 1-4 family residential mortgage loans that are held for investment.
                   ;          ;          ; Schedule RC R Regulatory Capital
                   ;          ;          ; Tier 1 capital
REQCAPTL           ; RCFD3210 ; 8229000  ; 1. Total equity capital (from Schedule RC, item 28)
UNREALAFS          ; RCFD8434 ; 2000     ; 2. LESS: Net unrealized gains (losses) on available-for-sale securities* (if a gain, report as a positive value, if a loss, report as a negative value)
NLAFSEQSEC         ; RCFDA221 ; 0        ; 3. LESS: Net unrealized loss on available-for-sale EQUITY securities* (report loss as a positive value)
ACCGLCFHEDG        ; RCFD4336 ; 0        ; 4. LESS: Accumulated net gains (losses) on cash flow hedges* (if a gain, report as a positive value, if a loss, report as a negative value)
NONQPPSTK          ; RCFDB588 ; 0        ; 5. LESS: Nonqualifying perpetual preferred stock
QMINTSUB           ; RCFDB589 ; 13000    ; 6. Qualifying minority interests in consolidated subsidiaries
DISSGWOTH          ; RCFDB590 ; 41000    ; 7. LESS: Disallowed goodwill and other disallowed intangible assets
TIER1SUBT          ; RCFDC227 ; 8199000  ; 8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)
DISSACCRL          ; RCFDB591 ; 0        ; 9.a. LESS: Disallowed servicing assets and purchased credit card relationships
DEFTAXAST          ; RCFD5610 ; 190000   ; 9.b. LESS: Disallowed deferred tax assets
OTHT1CAP           ; RCFDB592 ; 0        ; 10. Other additions to (deductions from) Tier 1 capital
TIER1CAP           ; RCFD8274 ; 8009000  ; 11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)
                   ;          ;          ; Tier 2 capital
QSUBDEBT           ; RCFD5306 ; 0        ; 12. Qualifying subordinated debt and redeemable preferred stock
CMLPPSTK           ; RCFDB593 ; 207000   ; 13. Cumulative perpetual preferred stock includible in Tier 2 capital
ALLOSSINCL         ; RCFD5310 ; 160000   ; 14. Allowance for loan and lease losses includible in Tier 2 capital
NGAFSEQSEC         ; RCFD2221 ; 10000    ; 15. Unrealized gains on available for sale equity securities includible in Tier 2 capital
OTHT2CAP           ; RCFDB594 ; 0        ; 16. Other Tier 2 capital components

TOTT2CAP           ; RCFD5311 ; 377000   ; 17. Tier 2 capital (sum of items 12 through 16)
TIER2CAP           ; RCFD8275 ; 377000   ; 18. Allowable Tier 2 capital (lesser of item 11 or 17)
TIER3CAP           ; RCFD1395 ; 0        ; 19. Tier 3 capital allocated for market risk
RBCDEDUCT          ; RCFDB595 ; 0        ; 20. LESS: Deductions for total risk based capital
TOTQUALCAP         ; RCFD3792 ; 8386000  ; 21. Total risk based capital (sum of items 11, 18, and 19, less item 20)
                   ;          ;          ; Total assets for leverage ratio
LVGAVGAST          ; RCFD3368 ; 37145000 ; 22. Average total assets (from Schedule RC K, item 9)
GWDISSINT          ; RCFDB590 ; 41000    ; 23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)
SRVASDISS          ; RCFDB591 ; 0        ; 24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)
DISSDEFTX          ; RCFD5610 ; 190000   ; 25. LESS: Disallowed deferred tax assets (from item 9.b above)
LEVCAPDED          ; RCFDB596 ; 0        ; 26. LESS: Other deductions from assets for leverage capital purposes
AVGTOTASET         ; RCFDA224 ; 36914000 ; 27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)
                   ;          ;          ; Adjustments for financial subsidiaries
TIER1ADJS          ; RCFDC228 ; 0        ; 28.a. Adjustment to Tier 1 capital reported in item 11
RBCFSADJ           ; RCFDB503 ; 0        ; 28.b. Adjustment to total risk based capital reported in item 21
RWAFSADJ           ; RCFDB504 ; 0        ; 29. Adjustment to risk weighted assets reported in item 62
AVGAFSADJ          ; RCFDB505 ; 0        ; 30. Adjustment to average total assets reported in item 27
                   ;          ;          ; Capital ratios
                   ;          ;          ; (Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)
FST1LEVR           ; RCFD7273 ; 0        ; 31. Tier 1 leverage ratio** ((Column A) Percentage)
T1CAPFDI           ; RCFD7204 ; 21.7     ; 31. Tier 1 leverage ratio** ((Column B) Percentage)
FST1RBCR           ; RCFD7274 ; 0        ; 32. Tier 1 risk based capital ratio*** ((Column A) Percentage)
T1RBRWFDI          ; RCFD7206 ; 40.91    ; 32. Tier 1 risk based capital ratio*** ((Column B) Percentage)
FSTOTRBCR          ; RCFD7275 ; 0        ; 33. Total risk based capital ratio**** ((Column A) Percentage)
TOTRBRWFDI         ; RCFD7205 ; 42.83    ; 33. Total risk based capital ratio**** ((Column B) Percentage)

                   ;          ;          ; Banks are not required to risk weight each on balance sheet asset and the credit equivalent amount of each off balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 throught 54 of Schedule RC R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight
                                           (50 percent for derivatives).
                   ;          ;          ; Balance Sheet Asset Categories
RTOTCASH           ; RCFD0010 ; 2356000  ; 34. Cash and balances due from depository institutions (Column A equals the sum of
                                           Schedule RC, items 1.a and 1.b) ((Column A) Totals (from Schedule RC))
CALLC869           ; RCFDC869 ; 0        ; 34. Cash and balances due from depository institutions (Column A equals the sum of
                                           Schedule RC, items 1.a and 1.b) ((Column B) Items Not Subject to Risk Weighting)
IBAL0P             ; RCFDB600 ; 16000    ; 34. Cash and balances due from depository institutions (Column A equals the sum of
                                           Schedule RC, items 1.a and 1.b) ((Column C) Allocation by Risk Weight Category (0%))
IBAL20P            ; RCFDB601 ; 2340000  ; 34. Cash and balances due from depository institutions (Column A equals the sum of
                                           Schedule RC, items 1.a and 1.b) ((Column D) Allocation by Risk Weight Category (20%))
IBAL100P           ; RCFDB602 ; 0        ; 34. Cash and balances due from depository institutions (Column A equals the sum of
                                           Schedule RC, items 1.a and 1.b) ((Column F) Allocation by Risk Weight
                                           Category (100%))
RHTMSEC            ; RCFD1754 ; 0        ; 35. Held to maturity securities ((Column A) Totals (from Schedule RC))
SECHTMNRW          ; RCFDB603 ; 0        ; 35. Held to maturity securities ((Column B) Items Not Subject to Risk Weighting)
SECHTM0P           ; RCFDB604 ; 0        ; 35. Held to maturity securities ((Column C) Allocation by Risk Weight Category (0%))
SECHTM20P          ; RCFDB605 ; 0        ; 35. Held to maturity securities ((Column D) Allocation by Risk Weight Category (20%))
SECHTM50P          ; RCFDB606 ; 0        ; 35. Held to maturity securities ((Column E) Allocation by Risk Weight Category (50%))
SECHTM100P         ; RCFDB607 ; 0        ; 35. Held to maturity securities ((Column F) Allocation by Risk Weight
                                           Category (100%))
RAFSSEC            ; RCFD1773 ; 1570000  ; 36. Available for sale securities ((Column A) Totals (from Schedule RC))
SECAFSNRW          ; RCFDB608 ; -6000    ; 36. Available for sale securities ((Column B) Items Not Subject to Risk Weighting)
SECAFS0P           ; RCFDB609 ; 1493000  ; 36. Available for sale securities ((Column C) Allocation by Risk Weight
                                           Category (0%))
SECAFS20P          ; RCFDB610 ; 0        ; 36. Available for sale securities ((Column D) Allocation by Risk Weight
                                           Category (20%))

SECAFS50P          ; RCFDB611 ; 0        ; 36. Available for sale securities ((Column E) Allocation by Risk Weight
                                           Category (50%))
SECAFS100P         ; RCFDB612 ; 83000    ; 36. Available for sale securities ((Column F) Allocation by Risk Weight
                                           Category (100%))
RFFSRESL           ; RCFDC225 ; 3877000  ; 37. Federal funds sold and securities purchased under agreements to resell
                                           ((Column A) Totals (from Schedule RC))
FSSPRE0P           ; RCFDC063 ; 1695000  ; 37. Federal funds sold and securities purchased under agreements to resell
                                           ((Column C) Allocation by Risk Weight Category (0%))
FSSPRE20P          ; RCFDC064 ; 2181000  ; 37. Federal funds sold and securities purchased under agreements to resell
                                           ((Column D) Allocation by Risk Weight Category (20%))
FSSPRE100P         ; RCFDB520 ; 1000     ; 37. Federal funds sold and securities purchased under agreements to resell
                                           ((Column F) Allocation by Risk Weight Category (100%))
RLNSLSALE          ; RCFD5369 ; 297000   ; 38. Loans and leases held for sale ((Column A) Totals (from Schedule RC))
LLHFSNRW           ; RCFDB617 ; 0        ; 38. Loans and leases held for sale ((Column B) Items Not Subject to Risk Weighting)
LLHFS0P            ; RCFDB618 ; 0        ; 38. Loans and leases held for sale ((Column C) Allocation by Risk Weight
                                           Category (0%))
LLHFS20P           ; RCFDB619 ; 0        ; 38. Loans and leases held for sale ((Column D) Allocation by Risk Weight
                                           Category (20%))
LLHFS50P           ; RCFDB620 ; 0        ; 38. Loans and leases held for sale ((Column E) Allocation by Risk Weight
                                           Category (50%))
LLHFS100P          ; RCFDB621 ; 297000   ; 38. Loans and leases held for sale ((Column F) Allocation by Risk Weight
                                           Category (100%))
RNETLNSLS          ; RCFDB528 ; 6646000  ; 39. Loans and leases, net of unearned income***** ((Column A) Totals (from
                                           Schedule RC))
TLLNETNRW          ; RCFDB622 ; 0        ; 39. Loans and leases, net of unearned income***** ((Column B) Items Not Subject to
                                           Risk Weighting)
TLLNET0P           ; RCFDB623 ; 295000   ; 39. Loans and leases, net of unearned income***** ((Column C) Allocation by Risk
                                           Weight Category (0%))
TLLNET20P          ; RCFDB624 ; 489000   ; 39. Loans and leases, net of unearned income***** ((Column D) Allocation by Risk
                                           Weight Category (20%))
TLLNET50P          ; RCFDB625 ; 138000   ; 39. Loans and leases, net of unearned income***** ((Column E) Allocation by Risk
                                           Weight Category (50%))
TLLNET100P         ; RCFDB626 ; 5724000  ; 39. Loans and leases, net of unearned income***** ((Column F) Allocation by Risk
                                           Weight Category (100%))
RLNLSALOW          ; RCFD3123 ; 127000   ; 40. LESS: Allowance for loan and lease losses ((Column A) Totals (from Schedule RC))

ALOWNRWT           ; RCFD3123 ; 127000   ; 40. LESS: Allowance for loan and lease losses ((Column B) Items Not Subject to Risk
                                           Weighting)
RTRADEAST          ; RCFD3545 ; 16501000 ; 41. Trading assets ((Column A) Totals (from Schedule RC))
TRADEANRW          ; RCFDB627 ; 16501000 ; 41. Trading assets ((Column B) Items Not Subject to Risk Weighting)
TRADEA0P           ; RCFDB628 ; 0        ; 41. Trading assets ((Column C) Allocation by Risk Weight Category (0%))
TRADEA20P          ; RCFDB629 ; 0        ; 41. Trading assets ((Column D) Allocation by Risk Weight Category (20%))
TRADEA50P          ; RCFDB630 ; 0        ; 41. Trading assets ((Column E) Allocation by Risk Weight Category (50%))
TRADEA100P         ; RCFDB631 ; 0        ; 41. Trading assets ((Column F) Allocation by Risk Weight Category (100%))
RALLOTAST          ; RCFDB639 ; 7697000  ; 42. All other assets***** ((Column A) Totals (from Schedule RC))
OASSTNRW           ; RCFDB640 ; 237000   ; 42. All other assets***** ((Column B) Items Not Subject to Risk Weighting)
OASST0P            ; RCFDB641 ; 379000   ; 42. All other assets***** ((Column C) Allocation by Risk Weight Category (0%))
OASST20P           ; RCFDB642 ; 0        ; 42. All other assets***** ((Column D) Allocation by Risk Weight Category (20%))
OASST50P           ; RCFDB643 ; 0        ; 42. All other assets***** ((Column E) Allocation by Risk Weight Category (50%))
OASST100P          ; RCFD5339 ; 7081000  ; 42. All other assets***** ((Column F) Allocation by Risk Weight Category (100%))
RTOTAST            ; RCFD2170 ; 38817000 ; 43. Total assets (sum of items 34 through 42) ((Column A) Totals (from Schedule RC))
TASSTNRW           ; RCFDB644 ; 16605000 ; 43. Total assets (sum of items 34 through 42) ((Column B) Items Not Subject to Risk
                                           Weighting)
TASST0P            ; RCFD5320 ; 3878000  ; 43. Total assets (sum of items 34 through 42) ((Column C) Allocation by Risk Weight
                                           Category (0%))
TASST20P           ; RCFD5327 ; 5010000  ; 43. Total assets (sum of items 34 through 42) ((Column D) Allocation by Risk Weight
                                           Category (20%))
TASST50P           ; RCFD5334 ; 138000   ; 43. Total assets (sum of items 34 through 42) ((Column E) Allocation by Risk Weight
                                           Category (50%))
TASST100P          ; RCFD5340 ; 13186000 ; 43. Total assets (sum of items 34 through 42) ((Column F) Allocation by Risk Weight
                                           Category (100%))
                   ;          ;          ; Derivatives and Off Balance Sheet Items
RFINSTL            ; RCFDB546 ; 1715000  ; 44. Financial standby letters of credit ((Column A) Face Value or Notional Amount)
                   ;          ;          ; 44. Financial standby letters of credit (Credit Conversion Factor) 1.00 or 12.5*******

FNLCREQIV          ; RCFDB547 ; 1715000  ; 44. Financial standby letters of credit ((Column B) Credit Equivalent Amount******)
FNLCR0P            ; RCFDB548 ; 0        ; 44. Financial standby letters of credit ((Column C) Allocation by Risk Weight
                                           Category (0%))
FNLCR20P           ; RCFDB581 ; 516000   ; 44. Financial standby letters of credit ((Column D) Allocation by Risk Weight
                                           Category (20%))
FNLCR50P           ; RCFDB582 ; 0        ; 44. Financial standby letters of credit ((Column E) Allocation by Risk Weight
                                           Category (50%))
FNLCR100P          ; RCFDB583 ; 1199000  ; 44. Financial standby letters of credit ((Column F) Allocation by Risk Weight
                                           Category (100%))
RPERFSTBY          ; RCFD3821 ; 43000    ; 45. Performance standby letters of credit ((Column A) Face Value or Notional Amount)
                   ;          ;          ; 45. Performance standby letters of credit (Credit Conversion Factor)
PSTBYCREQ          ; RCFDB650 ; 21500    ; 45. Performance standby letters of credit ((Column B) Credit Equivalent Amount******)
PSTBY0P            ; RCFDB651 ; 0        ; 45. Performance standby letters of credit ((Column C) Allocation by Risk Weight
                                           Category (0%))
PSTBY20P           ; RCFDB652 ; 0        ; 45. Performance standby letters of credit ((Column D) Allocation by Risk Weight
                                           Category (20%))
PSTBY50P           ; RCFDB653 ; 0        ; 45. Performance standby letters of credit ((Column E) Allocation by Risk Weight
                                           Category (50%))
PSTBY100P          ; RCFDB654 ; 21500    ; 45. Performance standby letters of credit ((Column F) Allocation by Risk Weight
                                           Category (100%))
RCMLTCRD           ; RCFD3411 ; 34000    ; 46. Commercial and similar letters of credit ((Column A) Face Value or Notional
                                           Amount)
                   ;          ;          ; 46. Commercial and similar letters of credit (Credit Conversion Factor)
LTCRCREQ           ; RCFDB655 ; 6800     ; 46. Commercial and similar letters of credit ((Column B) Credit Equivalent
                                           Amount******)
LTCR0P             ; RCFDB656 ; 0        ; 46. Commercial and similar letters of credit ((Column C) Allocation by Risk Weight
                                           Category (0%))
LTCR20P            ; RCFDB657 ; 0        ; 46. Commercial and similar letters of credit ((Column D) Allocation by Risk Weight
                                           Category (20%))
LTCR50P            ; RCFDB658 ; 0        ; 46. Commercial and similar letters of credit ((Column E) Allocation by Risk Weight
                                           Category (50%))
LTCR100P           ; RCFDB659 ; 6800     ; 46. Commercial and similar letters of credit ((Column F) Allocation by Risk Weight
                                           Category (100%))

PARTACQUIR         ; RCFD3429 ; 0        ; 47. Risk participations in bankers acceptances acquired by the reporting institution
                                           ((Column A) Face Value or Notional Amount)
                   ;          ;          ; 47. Risk participations in bankers acceptances acquired by the reporting institution
                                           (Credit Conversion Factor)1.00
PTACQCREQ          ; RCFDB660 ; 0        ; 47. Risk participations in bankers acceptances acquired by the reporting institution
                                           ((Column B) Credit Equivalent Amount******)
PTACQ0P            ; RCFDB661 ; 0        ; 47. Risk participations in bankers acceptances acquired by the reporting institution
                                           ((Column C) Allocation by Risk Weight Category (0%))
PTACQ20P           ; RCFDB662 ; 0        ; 47. Risk participations in bankers acceptances acquired by the reporting institution
                                           ((Column D) Allocation by Risk Weight Category (20%))
PTACQ100P          ; RCFDB663 ; 0        ; 47. Risk participations in bankers acceptances acquired by the reporting institution
                                           ((Column F) Allocation by Risk Weight Category (100%))
RSECLENT           ; RCFD3433 ; 0        ; 48. Securities lent ((Column A) Face Value or Notional Amount)
                   ;          ;          ; 48. Securities lent (Credit Conversion Factor) 1.00
SECLCREQ           ; RCFDB664 ; 0        ; 48. Securities lent ((Column B) Credit Equivalent Amount******)
SECL0P             ; RCFDB665 ; 0        ; 48. Securities lent ((Column C) Allocation by Risk Weight Category (0%))
SECL20P            ; RCFDB666 ; 0        ; 48. Securities lent ((Column D) Allocation by Risk Weight Category (20%))
SECL50P            ; RCFDB667 ; 0        ; 48. Securities lent ((Column E) Allocation by Risk Weight Category (50%))
SECL100P           ; RCFDB668 ; 0        ; 48. Securities lent ((Column F) Allocation by Risk Weight Category (100%))
SMLBREC            ; RCFDA250 ; 0        ; 49. Retained recourse on small business obligations sold with recourse ((Column A)
                                           Face Value or Notional Amount)
                   ;          ;          ; 49. Retained recourse on small business obligations sold with recourse (Credit
                                           Conversion Factor)1.00
SMBRECCREQ         ; RCFDB669 ; 0        ; 49. Retained recourse on small business obligations sold with recourse ((Column B)
                                           Credit Equivalent Amount******)
SMBREC0P           ; RCFDB670 ; 0        ; 49. Retained recourse on small business obligations sold with recourse ((Column C)
                                           Allocation by Risk Weight Category (0%))
SMBREC20P          ; RCFDB671 ; 0        ; 49. Retained recourse on small business obligations sold with recourse ((Column D)
                                           Allocation by Risk Weight Category (20%))
SMBREC50P          ; RCFDB672 ; 0        ; 49. Retained recourse on small business obligations sold with recourse ((Column E)
                                           Allocation by Risk Weight Category (50%))
SMBREC100P         ; RCFDB673 ; 0        ; 49. Retained recourse on small business obligations sold with recourse ((Column F)
                                           Allocation by Risk Weight Category (100%))
FACEDCS            ; RCFDB541 ; 2000     ; 50.Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement((Column A) Face Value or Notional Amount)

                   ;          ;          ; 50.Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement (Credit Conversion Factor) 12.5******
CREQDCS            ; RCFDB542 ; 23000    ; 50.Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement (Column B) Credit Equivalent Amount******
RSKWDCS            ; RCFDB543 ; 23000    ; 50.Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement(Column F) Allocation by Risk Weight Category
                                           (100%)
OTHSWR             ; RCFDB675 ; 0        ; 51. All other financial assets sold with recourse ((Column A) Face Value or Notional
                                           Amount)
                   ;          ;          ; 51. All other financial assets sold with recourse (Credit Conversion Factor) 1.00
OTHSWRCREQ         ; RCFDB676 ; 0        ; 51. All other financial assets sold with recourse (Column B) Credit Equivalent
                                           Amount*******
OTHSWR0P           ; RCFDB677 ; 0        ; 51. All other financial assets sold with recourse ((Column C) Allocation by Risk
                                           Weight Category (0%))
OTHSWR20P          ; RCFDB678 ; 0        ; 51. All other financial assets sold with recourse ((Column D) Allocation by Risk
                                           Weight Category (20%))
OTHSWR50P          ; RCFDB679 ; 0        ; 51. All other financial assets sold with recourse ((Column E) Allocation by Risk
                                           Weight Category (50%))
OTHSWR100P         ; RCFDB680 ; 0        ; 51. All other financial assets sold with recourse ((Column F) Allocation by Risk
                                           Weight Category (100%))
OTHOFBL            ; RCFDB681 ; 0        ; 52. All other off balance sheet liabilities ((Column A) Face Value or Notional
                                           Amount)
                   ;          ;          ; 52. All other off balance sheet liabilities (Credit Conversion Factor)1.00
OFBALCREQ          ; RCFDB682 ; 0        ; 52. All other off balance sheet liabilities (Column B) Credit Equivalent
                                           Amount*******
OFBAL0P            ; RCFDB683 ; 0        ; 52. All other off balance sheet liabilities ((Column C) Allocation by Risk Weight
                                           Category (0%))
OFBAL20P           ; RCFDB684 ; 0        ; 52. All other off balance sheet liabilities ((Column D) Allocation by Risk Weight
                                           Category (20%))
OFBAL50P           ; RCFDB685 ; 0        ; 52. All other off balance sheet liabilities ((Column E) Allocation by Risk Weight
                                           Category (50%))

OFBALL100P         ; RCFDB686 ; 0        ; 52. All other off balance sheet liabilities ((Column F) Allocation by Risk Weight
                                           Category (100%))
UNCMTOV1YR         ; RCFD3833 ; 5974000  ; 53. Unused commitments with an original maturity exceeding one year ((Column A) Face
                                           Value or Notional Amount)
                   ;          ;          ; 53. Unused commitments with an original maturity exceeding one year (Credit
                                           Conversion Factor).5
OV1UCCREQ          ; RCFDB687 ; 2987000  ; 53. Unused commitments with an original maturity exceeding one year (Column B) Credit
                                           Equivalent Amount*******
OV1UC0P            ; RCFDB688 ; 0        ; 53. Unused commitments with an original maturity exceeding one year ((Column C)
                                           Allocation by Risk Weight Category (0%))
OV1UC20P           ; RCFDB689 ; 0        ; 53. Unused commitments with an original maturity exceeding one year ((Column D)
                                           Allocation by Risk Weight Category (20%))
OV1UC50P           ; RCFDB690 ; 0        ; 53. Unused commitments with an original maturity exceeding one year ((Column E)
                                           Allocation by Risk Weight Category (50%))
OV1UC100P          ; RCFDB691 ; 2987000  ; 53. Unused commitments with an original maturity exceeding one year ((Column F)
                                           Allocation by Risk Weight Category (100%))
DRVCTCREQ          ; RCFDA167 ; 1287000  ; 54. Derivative contracts (Column B) Credit Equivalent Amount*******
DRVCT0P            ; RCFDB693 ; 8000     ; 54. Derivative contracts ((Column C) Allocation by Risk Weight Category (0%))
DRVCT20P           ; RCFDB694 ; 885000   ; 54. Derivative contracts ((Column D) Allocation by Risk Weight Category (20%))
DRVCT50P           ; RCFDB695 ; 394000   ; 54. Derivative contracts ((Column E) Allocation by Risk Weight Category (50%))
                   ;          ;          ; Totals
TADOFF0P           ; RCFDB696 ; 3886000  ; 55. Total assets, derivatives, and off balance sheet items by risk weight category
                                           (for each column, sum of items 43 through 54) ((Column C) (0%))
TADOFF20P          ; RCFDB697 ; 6411000  ; 55. Total assets, derivatives, and off balance sheet items by risk weight category
                                           (for each column, sum of items 43 through 54) ((Column D) (20%))
TADOFF50P          ; RCFDB698 ; 532000   ; 55. Total assets, derivatives, and off balance sheet items by risk weight category
                                           (for each column, sum of items 43 through 54) ((Column E) (50%))
TADOFF100P         ; RCFDB699 ; 17423300 ; 55. Total assets, derivatives, and off balance sheet items by risk weight category
                                           (for each column, sum of items 43 through 54) ((Column F) (100%))
                   ;          ;          ; 56. Risk weight factor ((Column C) Allocation by Risk Weight Category (0%))
                   ;          ;          ; 56. Risk weight factor ((Column D) Allocation by Risk Weight Category (20%))
                   ;          ;          ; 56. Risk weight factor ((Column E) Allocation by Risk Weight Category (50%))
                   ;          ;          ; 56. Risk weight factor ((Column F) Allocation by Risk Weight Category (100%))
TRWA0P             ; RCFDB700 ; 0        ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column C) Allocation by Risk Weight Category (0%))

                   ;          ;          ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column C) Allocation by Risk Weight Category (0%))
TRWA20P            ; RCFDB701 ; 1282200  ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column D) Allocation by Risk Weight Category (20%))
TRWA50P            ; RCFDB702 ; 266000   ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column E) Allocation by Risk Weight Category (50%))
TRWA100P           ; RCFDB703 ; 17423300 ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column F) Allocation by Risk Weight Category (100%))
MKTRSKASET         ; RCFD1651 ; 608000   ; 58. Market risk equivalent assets ((Column F) Allocation by Risk Weight Category
                                           (100%))
RWABD100P          ; RCFDB704 ; 19579500 ; 59. Risk weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer ((Column F) Allocation by Risk Weight Category)
ALWLNLSLOS         ; RCFDA222 ; 0        ; 60. LESS: Excess allowance for loan and lease losses ((Column F) Allocation by Risk
                                           Weight Category (100%))
RESTRNRISK         ; RCFD3128 ; 0        ; 61. LESS: Allocated transfer risk reserve ((Column F) Allocation by Risk Weight
                                           Category (100%))
RSKWGTASET         ; RCFDA223 ; 19579500 ; 62. Total risk weighted assets (item 59 minus items 60 and 61) ((Column F) Allocation by Risk Weight Category (100%))
                   ;          ;          ; Memoranda
NETCREXPO          ; RCFD8764 ; 161000   ; M.1. Current credit exposure across all derivative contracts covered by the risk based capital standards
                   ;          ;          ; M.2. Notional principal amounts of derivative contracts *********
INTRTE1LES         ; RCFD3809 ; 9243000  ; M.2.a. Interest rate contracts ((With a remaining maturity of) ((Column A) One year or less))
INTRTE1_5          ; RCFD8766 ; 3186000  ; M.2.a. Interest rate contracts ((With a remaining maturity of) ((Column B) Over one year through five years))
INTRTEOV5          ; RCFD8767 ; 4371000  ; M.2.a. Interest rate contracts ((With a remaining maturity of) ((Column C) Over five years))
FGNEX1LES          ; RCFD3812 ; 2580000  ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) ((Column A) One year or less))
FGNEX1_5           ; RCFD8769 ; 506000   ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) ((Column B) Over one year through five years))
FGNEXOV5           ; RCFD8770 ; 426000   ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) ((Column C) Over five years))
GLDCNT1YOL         ; RCFD8771 ; 0        ; M.2.c. Gold contracts ((With a remaining maturity of) ((Column A) One year or less))

GLDCNT1_5          ; RCFD8772 ; 0        ; M.2.c. Gold contracts ((With a remaining maturity of) ((Column B) Over one year through five years))
GLDCNTOV5          ; RCFD8773 ; 0        ; M.2.c. Gold contracts ((With a remaining maturity of) ((Column C) Over five years))
OTHMET1YOL         ; RCFD8774 ; 0        ; M.2.d. Other precious metals contracts ((With a remaining maturity of) ((Column A)
                                           One year or less))
OTHMET1_5          ; RCFD8775 ; 0        ; M.2.d. Other precious metals contracts ((With a remaining maturity of) ((Column B)
                                           Over one year through five years))
OTHMETOV5          ; RCFD8776 ; 0        ; M.2.d. Other precious metals contracts ((With a remaining maturity of) ((Column C)
                                           Over five years))
CMDTYCNT1YOL       ; RCFD8777 ; 2448000  ; M.2.e. Other commodity contracts ((With a remaining maturity of) ((Column A) One year or less))
CMDTYCNT1_5        ; RCFD8778 ; 4859000  ; M.2.e. Other commodity contracts ((With a remaining maturity of) ((Column B) Over one year through five years))
CMDTYCNTOV5        ; RCFD8779 ; 483000   ; M.2.e. Other commodity contracts ((With a remaining maturity of) ((Column C) Over five years))
EQCNT1YOL          ; RCFDA000 ; 1395000  ; M.2.f. Equity derivative contracts ((With a remaining maturity of) ((Column A) One year or less))
EQCNT1_5           ; RCFDA001 ; 118000   ; M.2.f. Equity derivative contracts ((With a remaining maturity of) ((Column B) Over one year through five years))
EQCNTOV5           ; RCFDA002 ; 0        ; M.2.f. Equity derivative contracts ((With a remaining maturity of) ((Column C) Over five years))
                   ;          ;          ; M.2.g. Credit derivative contracts
CALLC980           ; RCFDC980 ; 360000   ; M.2.g.(1) Investment grade ((With a remaining maturity of (Column A) One year or less)
CALLC981           ; RCFDC981 ; 336000   ; M.2.g.(1) Investment grade ((With a remaining maturity of (Column B) Over one year through five years)
CALLC982           ; RCFDC982 ; 5125000  ; M.2.g.(1) Investment grade ((With a remaining maturity of (Column C) Over five years)
CALLC983           ; RCFDC983 ; 207000   ; M.2.g.(2) Subinvestment grade ((With a remaining maturity of (Column A) One year or less)
CALLC984           ; RCFDC984 ; 413000   ; M.2.g.(2) Subinvestment grade ((With a remaining maturity of (Column B) Over one year through five years)
CALLC985           ; RCFDC985 ; 0        ; M.2.g.(2) Subinvestment grade ((With a remaining maturity of (Column C) Over five years)
                   ;          ;          ; * Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

                   ;          ;          ; ** The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
                   ;          ;          ; *** The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
                   ;          ;          ; **** The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).
                   ;          ;          ; ***** Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers liability on acceptances outstanding, intangible assets, and other assets.
                   ;          ;          ; ****** Column A multiplied by credit conversion factor.
                   ;          ;          ; ******* For financial standby letter of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor.
                                           For other financial standby letters of credit, use a credit conversion factor of
                                           1.00.
                   ;          ;          ; ******** Or institution specific factor.
                   ;          ;          ; ********* Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.
                   ;          ;          ; Schedule RC S Servicing, Securitization, and Asset Sale Activities
                   ;          ;          ; Banks Securitization Activities
BASWRF1_4          ; RCFDB705 ; 0        ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column A)
                                           1-4 Family Residential Loans)
BASWRHEL           ; RCFDB706 ; 0        ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column B)
                                           Home Equity Lines)
BASWRCCR           ; RCFDB707 ; 0        ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column C)
                                           Credit Card Receivables)
BASWRAUTOL         ; RCFDB708 ; 0        ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column D)
                                           Auto Loans)
BASWROTHCL         ; RCFDB709 ; 0        ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column E)
                                           Other Consumer Loans)
BASWRCIL           ; RCFDB710 ; 0        ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column F)
                                           Commercial and Industrial Loans)
BASWROTHLL         ; RCFDB711 ; 0        ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column G)
                                           All Other Loans, All Leases, and All Other Assets)

                   ;          ;          ; 2. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to structures reported in item 1 in the form of
RIOSXF1_4          ; RCFDB712 ; 0        ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                           Schedule RC, item 5) ((Column A) 1-4 Family Residential Loans)
RIOSXHEL           ; RCFDB713 ; 0        ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                           Schedule RC, item 5) ((Column B) Home Equity Loans)
RIOSXCCR           ; RCFDB714 ; 0        ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                           Schedule RC, item 5) ((Column C) Credit Card Receivables)
RIOSXAUTOL         ; RCFDB715 ; 0        ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                           Schedule RC, item 5) ((Column D) Auto Loans)
RIOSXOTHCL         ; RCFDB716 ; 0        ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                           Schedule RC, item 5) ((Column E) Other Consumer Loans)
RIOSXCIL           ; RCFDB717 ; 0        ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                           Schedule RC, item 5) ((Column F) Commercial and Industrial Loans)
RIOSXOTHLL         ; RCFDB718 ; 0        ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                           Schedule RC, item 5) ((Column G) All Other Loans, All Leases, and All Other Assets)
SSRIF1_4           ; RCFDC393 ; 0        ; 2.b. Subordinated securities, and other residual interests ((Column A) 1-4 Family
                                           Residential Loans)
SSRIHEL            ; RCFDC394 ; 0        ; 2.b. Subordinated securities, and other residual interests ((Column B) Home Equity
                                           Lines)
SSRICCR            ; RCFDC395 ; 0        ; 2.b. Subordinated securities, and other residual interests ((Column C) Credit Card
                                           Receivables)
SSRIAUTOL          ; RCFDC396 ; 0        ; 2.b. Subordinated securities, and other residual interests ((Column D) Auto Loans)
SSRIOTHCL          ; RCFDC397 ; 0        ; 2.b. Subordinated securities, and other residual interests ((Column E) Other Consumer
                                           Loans)
SSRICIL            ; RCFDC398 ; 0        ; 2.b. Subordinated securities, and other residual interests ((Column F) Commercial and
                                           Industrial Loans)
SSRIOTHLL          ; RCFDC399 ; 0        ; 2.b. Subordinated securities, and other residual interests ((Column G) All Other
                                           Loans, All Leases, and All Other Assets)
SLCOF1_4           ; RCFDC400 ; 0        ; 2.c. Standby letters of credit and other enhancements ((Column A) 1-4 Family
                                           Residential Loans)
SLCOHEL            ; RCFDC401 ; 0        ; 2.c. Standby letters of credit and other enhancements ((Column B) Home Equity Lines)
SLCOCCR            ; RCFDC402 ; 0        ; 2.c. Standby letters of credit and other enhancements ((Column C) Credit Card
                                           Receivables)

SLCOAUTOL          ; RCFDC403 ; 0        ; 2.c. Standby letters of credit and other enhancements ((Column D) Auto Loans)
SLCOOTHCL          ; RCFDC404 ; 0        ; 2.c. Standby letters of credit and other enhancements ((Column E) Other Consumer
                                           Loans)
SLCOCIL            ; RCFDC405 ; 0        ; 2.c. Standby letters of credit and other enhancements ((Column F) Commercial and
                                           Industrial Loans)
SLCOOTHLL          ; RCFDC406 ; 0        ; 2.c. Standby letters of credit and other enhancements ((Column G) All Other Loans,
                                           All Leases, and All Other Assets)
UCASWRF1_4         ; RCFDB726 ; 0        ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column A) 1-4 Family Residential Loans)
UCASWRHEL          ; RCFDB727 ; 0        ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column B) Home Equity Lines)
UCASWRCCR          ; RCFDB728 ; 0        ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column C) Credit Card Receivables)
UCASWRAUTOL        ; RCFDB729 ; 0        ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column D) Auto Loans)
UCASWROTHCL        ; RCFDB730 ; 0        ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column E) Other Consumer Loans)
UCASWRCIL          ; RCFDB731 ; 0        ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column F) Commercial and Industrial Loans)
UCASWROTHLL        ; RCFDB732 ; 0        ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column G) All Other Loans, All Leases, and All Other Assets)
                   ;          ;          ; 4. Past due loan amounts included in item 1
PD30_89F1_4        ; RCFDB733 ; 0        ; 4.a. 30 to 89 days past due ((Column A) 1-4 Family Residential Loans)
PD30_89HEL         ; RCFDB734 ; 0        ; 4.a. 30 to 89 days past due ((Column B) Home Equity Lines)
PD30_89CCR         ; RCFDB735 ; 0        ; 4.a. 30 to 89 days past due ((Column C) Credit Card Receivables)
PD30_89AUTOL       ; RCFDB736 ; 0        ; 4.a. 30 to 89 days past due ((Column D) Auto Loans)
PD30_89OTHCL       ; RCFDB737 ; 0        ; 4.a. 30 to 89 days past due ((Column E) Other Consumer Loans)
PD30_89CIL         ; RCFDB738 ; 0        ; 4.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)
PD30_89OLL         ; RCFDB739 ; 0        ; 4.a. 30 to 89 days past due ((Column G) All Other Loans, All Leases, and All Other
                                           Assets)
PD90MF1_4          ; RCFDB740 ; 0        ; 4.b. 90 days or more past due ((Column A) 1-4 Family Residential Loans)
PD90MHEL           ; RCFDB741 ; 0        ; 4.b. 90 days or more past due ((Column B) Home Equity Lines)
PD90MCCR           ; RCFDB742 ; 0        ; 4.b. 90 days or more past due ((Column C) Credit Card Receivables)

PD90MAUTOL         ; RCFDB743 ; 0        ; 4.b. 90 days or more past due ((Column D) Auto Loans)
PD90MOTHCL         ; RCFDB744 ; 0        ; 4.b. 90 days or more past due ((Column E) Other Consumer Loans)
PD90MCIL           ; RCFDB745 ; 0        ; 4.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)
PD90MOLL           ; RCFDB746 ; 0        ; 4.b. 90 days or more past due ((Column G) All Other Loans, All Leases, and All Other
                                           Assets)
                   ;          ;          ; 5. Charge offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements (calendar year to date)
COFSASF1_4         ; RIADB747 ; 0        ; 5.a. Charge offs ((Column A) 1-4 Family Residential Loans)
COFSASHEL          ; RIADB748 ; 0        ; 5.a. Charge offs ((Column B) Home Equity Lines)
COFSASCCR          ; RIADB749 ; 0        ; 5.a. Charge offs ((Column C) Credit Card Receivables)
COFSASAUTOL        ; RIADB750 ; 0        ; 5.a. Charge offs ((Column D) Auto Loans)
COFSASOTHCL        ; RIADB751 ; 0        ; 5.a. Charge offs ((Column E) Other Consumer Loans)
COFSASCIL          ; RIADB752 ; 0        ; 5.a. Charge offs ((Column F) Commercial and Industrial Loans)
COFSASOLL          ; RIADB753 ; 0        ; 5.a. Charge offs ((Column G) All Other Loans, All Leases, and All Other Assets)
RECVASF1_4         ; RIADB754 ; 0        ; 5.b. Recoveries ((Column A) 1-4 Family Residential Loans)
RECVASHEL          ; RIADB755 ; 0        ; 5.b. Recoveries ((Column B) Home Equity Lines)
RECVASCCR          ; RIADB756 ; 0        ; 5.b. Recoveries ((Column C) Credit Card Receivables)
RECVASAUTOL        ; RIADB757 ; 0        ; 5.b. Recoveries ((Column D) Auto Loans)
RECVASOTHCL        ; RIADB758 ; 0        ; 5.b. Recoveries ((Column E) Other Consumer Loans)
RECVASCIL          ; RIADB759 ; 0        ; 5.b. Recoveries ((Column F) Commercial and Industrial Loans)
RECVASOLL          ; RIADB760 ; 0        ; 5.b. Recoveries ((Column G) All Other Loans, All Leases, and All Other Assets)
                   ;          ;          ; 6. Amount of ownership (or sellers) interests carried as
OISECHEL           ; RCFDB761 ; 0        ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column B)
                                           Home Equity Lines)
OISECCCR           ; RCFDB762 ; 0        ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column C)
                                           Credit Card Receivables)
OISECCIL           ; RCFDB763 ; 0        ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column F)
                                           Commercial and Industrial Loans)
OILNHEL            ; RCFDB500 ; 0        ; 6.b. Loans (included in Schedule RC C) ((Column B) Home Equity Lines)
OILNCCR            ; RCFDB501 ; 0        ; 6.b. Loans (included in Schedule RC C) ((Column C) Credit Card Receivables)

OILNCIL            ; RCFDB502 ; 0        ; 6.b. Loans (included in Schedule RC C) ((Column F) Commercial and Industrial Loans)
                   ;          ;          ; 7. Past due loan amounts included in interests reported in item 6.a
SHELPD30_89        ; RCFDB764 ; 0        ; 7.a. 30 to 89 days past due ((Column B) Home Equity Lines)
SCCRPD30_89        ; RCFDB765 ; 0        ; 7.a. 30 to 89 days past due ((Column C) Credit Card Receivables)
SCILPD30_89        ; RCFDB766 ; 0        ; 7.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)
SHELPD90M          ; RCFDB767 ; 0        ; 7.b. 90 days or more past due ((Column B) Home Equity Lines)
SCCRPD90M          ; RCFDB768 ; 0        ; 7.b. 90 days or more past due ((Column C) Credit Card Receivables)
SCILPD90M          ; RCFDB769 ; 0        ; 7.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)
                   ;          ;          ; 8. Charge offs and recoveries on loan amounts included in interests reported in item 6. a (calendar year to date)
SHELCOFS           ; RIADB770 ; 0        ; 8.a. Charge offs ((Column B) Home Equity Lines)
SCCRCOFS           ; RIADB771 ; 0        ; 8.a. Charge offs ((Column C) Credit Card Receivables)
SCILCOFS           ; RIADB772 ; 0        ; 8.a. Charge offs ((Column F) Commercial and Industrial Loans)
SHELRECV           ; RIADB773 ; 0        ; 8.b. Recoveries ((Column B) Home Equity Lines)
SCCRRECV           ; RIADB774 ; 0        ; 8.b. Recoveries ((Column C) Credit Card Receivables)
SCILRECV           ; RIADB775 ; 0        ; 8.b. Recoveries ((Column F) Commercial and Industrial Loans)
                   ;          ;          ; For Securitization Facilities Sponsored By or Otherwise Established By Other
                                           Institutions
CRXOBF1_4          ; RCFDB776 ; 0        ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
                                           ((Column A) 1-4 Family Residential Loans)
CRXOBHEL           ; RCFDB777 ; 0        ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
                                           ((Column B) Home Equity Lines)
CRXOBCCR           ; RCFDB778 ; 0        ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
                                           ((Column C) Credit Card Receivables)
CRXOBAUTOL         ; RCFDB779 ; 0        ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
                                           ((Column D) Auto Loans)

CRXOBOTHCL         ; RCFDB780 ; 0        ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
                                           ((Column E) Other Consumer Loans)
CRXOBCIL           ; RCFDB781 ; 2000     ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
                                           ((Column F) Commercial and Industrial Loans)
CRXOBOLL           ; RCFDB782 ; 0        ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
                                           ((Column G) All Other Loans, All Leases, and All Other Assets)
UCOBF1_4           ; RCFDB783 ; 0        ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column A) 1-4 Family Residential Loans)
UCOBFHEL           ; RCFDB784 ; 0        ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column B) Home Equity Lines)
UCOBCCR            ; RCFDB785 ; 0        ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column C) Credit Card Receivables)
UCOBAUTOL          ; RCFDB786 ; 0        ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column D) Auto Loans)
UCOBOTHCL          ; RCFDB787 ; 0        ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column E) Other Consumer Loans)
UCOBCIL            ; RCFDB788 ; 0        ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column F) Commercial and Industrial Loans)
UCOBOLL            ; RCFDB789 ; 0        ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column G) All Other Loans, All Leases, and All Other
                                           Assets)
                   ;          ;          ; Bank Asset Sales
ASRF1_4NS          ; RCFDB790 ; 0        ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized ((Column A) 1-4 Family Residential Loans)
ASRHELNS           ; RCFDB791 ; 0        ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized ((Column B) Home Equity Lines)
ASRCCRNS           ; RCFDB792 ; 0        ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized ((Column C) Credit Card Receivables)
ASRAUTOLNS         ; RCFDB793 ; 0        ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized ((Column D) Auto Loans)
ASROTHCLNS         ; RCFDB794 ; 0        ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized ((Column E) Other Consumer Loans)
ASRCILNS           ; RCFDB795 ; 0        ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized ((Column F) Commercial and Industrial Loans)

ASROLLNS           ; RCFDB796 ; 0        ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized ((Column G) All Other Loans, All Leases, and All Other Assets)
CRXF1_4ASR         ; RCFDB797 ; 0        ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column A) 1-4 Family
                                           Residential Loans)
CRXHELASR          ; RCFDB798 ; 0        ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column B) Home Equity
                                           Lines)
CRXCCRASR          ; RCFDB799 ; 0        ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column C) Credit Card
                                           Receivables)
CRXAUTOLASR        ; RCFDB800 ; 0        ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column D) Auto Loans)
CRXOCLASR          ; RCFDB801 ; 0        ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column E) Other Consumer
                                           Loans)
CRXCILASR          ; RCFDB802 ; 0        ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column F) Commercial and
                                           Industrial Loans)
CRXOLLASR          ; RCFDB803 ; 0        ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column G) All Other
                                           Loans, All Leases, and All Other Assets)
                   ;          ;          ; Memoranda
                   ;          ;          ; M.1. Small business obligations transferred with recourse under Section 208 of the
                                           Riegle Community Development and Regulatory Improvement Act of 1994
SMLBUSOBLG         ; RCFDA249 ; 0        ; M.1.a. Outstanding principal balance
SMLBUSRECRS        ; RCFDA250 ; 0        ; M.1.b. Amount of retained recourse on these obligations as of the report date
                   ;          ;          ; M.2. Outstanding principal balance of assets serviced for others
ASRVWRF1_4         ; RCFDB804 ; 0        ; M.2.a. Closed end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements
ASRVNRF1_4         ; RCFDB805 ; 0        ; M.2.b. Closed end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements
LNSNFAMSERV        ; RCFDA591 ; 0        ; M.2.c. Other financial assets (includes home equity lines)*
                   ;          ;          ; M.3. Asset backed commercial paper conduits
                   ;          ;          ; M.3.a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:

CRXCONBK           ; RCFDB806 ; 0        ; M.3.a.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company
CRXCONOIN          ; RCFDB807 ; 0        ; M.3.a.(2) Conduits sponsored by other unrelated institutions
                   ;          ;          ; M.3.b. Unused commitments to provide liquidity to conduit structures
UCCONBK            ; RCFDB808 ; 0        ; M.3.b.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company
UCCONOIN           ; RCFDB809 ; 0        ; M.3.b.(2) Conduits sponsored by other unrelated institutions
OTCCFFCR           ; RCFDC407 ; 0        ; M.4.Outstanding credit card fees and finance charges included in Schedule RC S, item 1, column C **
                   ;          ;          ; * Memorandum item 2.c is to be completed if the principle balance of other financial assets serviced for others is more than 10 million.
                   ;          ;          ; ** Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
                   ;          ;          ; Schedule RC T Fiduciary and Related Services
                   ;          ;          ; Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.
FIDPWIND           ; RCFDA345 ; 1        ; 1. Does the institution have fiduciary powers? (If "NO", do not complete Schedule
                                           RC-T.)
FIDPWXIND          ; RCFDA346 ; 1        ; 2. Does the institution exercise the fiduciary powers it has been granted?
FIDACTVIND         ; RCFDB867 ; 1        ; 3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO", do not complete the rest of
                                           Schedule RC-T.)
                   ;          ;          ; If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows
                   ;          ;          ; Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
                   ;          ;          ; Items 4 through 19 quarterly, Items 20 through 23 annually with the December report, and Memorandum items 1 through 4 annually with the December report.
                   ;          ;          ; Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 mil (as of the preceding
                                           December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

                   ;          ;          ; Items 4 through 23 annually with the December report, and Memorandum items 1 through
                                           4 annually with the December report.
                   ;          ;          ; Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
                   ;          ;          ; Items 4 through 11 annually with the December report, and Memorandum items 1 through
                                           3 annually with the December report.
                   ;          ;          ; FIDUCIARY AND RELATED ASSETS
PTRMASS            ; RCFDB868 ; 750000   ; 4. Personal trust and agency accounts (Column A) Managed Assets
PTRNMASS           ; RCFDB869 ; 107000   ; 4. Personal trust and agency accounts (Column B) Non-Managed Assets
PTRMNUM            ; RCFDB870 ; 41       ; 4. Personal trust and agency accounts (Column C) Number of Managed Accounts
PTRNMNUM           ; RCFDB871 ; 9        ; 4. Personal trust and agency accounts (Column D) Number of Non-Managed Accounts
                   ;          ;          ; 5. Retirement related trust and agency accounts
EMBDFCMA           ; RCFDB872 ; 668000   ; 5.a. Employee benefit--defined contribution (Column A) Managed Assets
EMBDFCNMA          ; RCFDB873 ; 213000   ; 5.a. Employee benefit--defined contribution (Column B) Non-Managed Assets
EMBDFCMNUM         ; RCFDB874 ; 11       ; 5.a. Employee benefit--defined contribution (Column C) Number of Managed Accounts
EMBDFCNMNUM        ; RCFDB875 ; 81       ; 5.a. Employee benefit--defined contribution (Column D) Number of Non-Managed Accounts
EMBDFBMA           ; RCFDB876 ; 19816000 ; 5.b. Employee benefit--defined benefit (Column A) Managed Assets
EMBDFBNMA          ; RCFDB877 ; 0        ; 5.b. Employee benefit--defined benefit (Column B) Non-Managed Assets
EMBDFBMNUM         ; RCFDB878 ; 57       ; 5.b. Employee benefit--defined benefit (Column C) Number of Managed Accounts
EMBDFBNMNUM        ; RCFDB879 ; 3        ; 5.b. Employee benefit--defined benefit (Column D) Number of Non-Managed Accounts
ORTAMASS           ; RCFDB880 ; 132000   ; 5.c. Other retirement accounts (Column A) Managed Assets
ORTANMASS          ; RCFDB881 ; 350000   ; 5.c. Other retirement accounts (Column B) Non-Managed Assets
ORTMNUM            ; RCFDB882 ; 133      ; 5.c. Other retirement accounts (Column C) Number of Managed Accounts
ORTNMNUM           ; RCFDB883 ; 681      ; 5.c. Other retirement accounts (Column D) Number of Non-Managed Accounts
CRPAGMASS          ; RCFDB884 ; 2260000  ; 6. Corporate trust and agency accounts (Column A) Managed Assets
CRPAGNMASS         ; RCFDB885 ; 99216000 ; 6. Corporate trust and agency accounts (Column B) Non-Managed Assets
CRPAGMNUM          ; RCFDC001 ; 21       ; 6. Corporate trust and agency accounts (Column C) Number of Managed Accounts

CRPAGNMNUM         ; RCFDC002 ; 17926    ; 6. Corporate trust and agency accounts (Column D) Number of Non-Managed Accounts
INVMASS            ; RCFDB886 ; 14674000 ; 7. Investment management agency accounts (Column A) Managed Assets
INVMNUM            ; RCFDB888 ; 1243     ; 7. Investment management agency accounts (Column C) Number of Managed Accounts
OFAMASS            ; RCFDB890 ; 0        ; 8. Other fiduciary accounts (Column A) Managed Assets
OFANMASS           ; RCFDB891 ; 0        ; 8. Other fiduciary accounts (Column B) Non-Managed Assets
OFAMNUM            ; RCFDB892 ; 0        ; 8. Other fiduciary accounts (Column C) Number of Managed Accounts
OFANMNUM           ; RCFDB893 ; 0        ; 8. Other fiduciary accounts (Column D) Number of Non-Managed Accounts
TFDAMASS           ; RCFDB894 ; 38300000 ; 9. Total fiduciary accounts (sum of items 4 through 8) (Column A) Managed Assets
TFDANMASS          ; RCFDB895 ; 99886000 ; 9. Total fiduciary accounts (sum of items 4 through 8) (Column B) Non-Managed Assets
TFDAMNUM           ; RCFDB896 ; 1506     ; 9. Total fiduciary accounts (sum of items 4 through 8) (Column C) Number of Managed
                                           Accounts
TFDANMNUM          ; RCFDB897 ; 18700    ; 9. Total fiduciary accounts (sum of items 4 through 8) (Column D) Number of
                                           Non-Managed Accounts
CUSTNMASS          ; RCFDB898 ; 22212000 ; 10. Custody and safekeeping accounts (Column B) Non-Managed Assets
CUSTNMNUM          ; RCFDB899 ; 4905     ; 10. Custody and safekeeping accounts (Column D) Number of Non-Managed Accounts
MASSFACF           ; RCFNB900 ; 0        ; 11. Fiduciary accounts held in foreign offices (included in items 9 and 10)
                                           (Column A) Managed Assets
NMASSFACF          ; RCFNB901 ; 0        ; 11. Fiduciary accounts held in foreign offices (included in items 9 and 10)
                                           (Column B) Non-Managed Assets
MNUMFACF           ; RCFNB902 ; 0        ; 11. Fiduciary accounts held in foreign offices (included in items 9 and 10)
                                           (Column C) Number of Managed Accounts
NMNUMFACF          ; RCFNB903 ; 0        ; 11. Fiduciary accounts held in foreign offices (included in items 9 and 10)
                                           (Column D) Number of Non-Managed Accounts
                   ;          ;          ; Memoranda
                   ;          ;          ; M.1. Managed assets held in personal trust and agency accounts
PTRNINTDEP         ; RCFDB913 ;          ; M.1.a. Noninterest-bearing deposits
PTRINTDEP          ; RCFDB914 ;          ; M.1.b. Interest-bearing deposits
PTRUSGOVT          ; RCFDB915 ;          ; M.1.c. U.S. Treasury and U.S. Government agency obligations
PTRMUNI            ; RCFDB916 ;          ; M.1.d. State, county and municipal obligations
PTRMMF             ; RCFDB917 ;          ; M.1.e. Money market mutual funds
PTRSHTOBL          ; RCFDB918 ;          ; M.1.f. Other short-term obligations
PTROTHNB           ; RCFDB919 ;          ; M.1.g. Other notes and bonds
PTRCPSTK           ; RCFDB920 ;          ; M.1.h. Common and preferred stocks

PTRREMTG           ; RCFDB921 ;          ; M.1.i. Real estate mortgages
PTRRE              ; RCFDB922 ;          ; M.1.j. Real estate
PTRMISC            ; RCFDB923 ;          ; M.1.k. Miscellaneous assets
TPTRAG             ; RCFDB868 ; 750000   ; M.1.l. Total managed assets held in personal trust and agency accounts (sum of
                                           Memorandum items 1.a through 1.k) VALUES (must equal Schedule RC-T, item 4, column A)
                   ;          ;          ; M.2. Corporate trust and agency accounts
CPMUNINUM          ; RCFDB927 ;          ; M.2.a. Corporate and municipal trusteeships (Column A) Number of Issues
CPMUNIAMT          ; RCFDB928 ;          ; M.2.a. Corporate and municipal trusteeships (Column B) Principal Amount
CPOTHNUM           ; RCFDB929 ;          ; M.2.b. Transfer agent, registrar, paying agent, and other corporate agency (Column A)
                                           Number of Issues
                   ;          ;          ; M.3. Collective investment funds and common trust funds
DMEQNUM            ; RCFDB931 ;          ; M.3.a. Domestic equity (Column A) Number of Funds
DMEQMV             ; RCFDB932 ;          ; M.3.a. Domestic equity (Column B) Market Value of Fund Assets
GLEQNUM            ; RCFDB933 ;          ; M.3.b. International/Global equity (Column A) Number of Funds
GLEQMV             ; RCFDB934 ;          ; M.3.b. International/Global equity (Column B) Market Value of Fund Assets
STKBNDNUM          ; RCFDB935 ;          ; M.3.c. Stock/Bond blend (Column A) Number of Funds
STKBNDMV           ; RCFDB936 ;          ; M.3.c. Stock/Bond blend (Column B) Market Value of Fund Assets
TXBNDNUM           ; RCFDB937 ;          ; M.3.d. Taxable bond (Column A) Number of Funds
TXBNDMV            ; RCFDB938 ;          ; M.3.d. Taxable bond (Column B) Market Value of Fund Assets
MUNINUM            ; RCFDB939 ;          ; M.3.e. Municipal bond (Column A) Number of Funds
MUNIMV             ; RCFDB940 ;          ; M.3.e. Municipal bond (Column B) Market Value of Fund Assets
SHMMNUM            ; RCFDB941 ;          ; M.3.f. Short term investments/Money market (Column A) Number of Funds
SHMMMV             ; RCFDB942 ;          ; M.3.f. Short term investments/Money market (Column B) Market Value of Fund Assets
SPOTHNUM           ; RCFDB943 ;          ; M.3.g. Specialty/Other (Column A) Number of Funds
SPOTHMV            ; RCFDB944 ;          ; M.3.g. Specialty/Other (Column B) Market Value of Fund Assets
TCIFNUM            ; RCFDB945 ;          ; M.3.h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)
                                           VALUES (Column A) Number of Funds
TCIFMV             ; RCFDB946 ;          ; M.3.h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)
                                           VALUES (Column B) Market Value of Fund Assets
                   ;          ;          ; Schedule RC Z THIS PAGE IS TO BE COMPLETED BY ALL BANKS
                   ;          ;          ; LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

                   ;          ;          ; The following information is required by Public Laws 90 44 and 102 242, but does not constitute a part of the Report of Condition. With each Report of Condition, these
                                           Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condtion.
                                           Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "non"
                                           against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of the Code of
                                           Federal Regulations (Federal Reserve Board Requlation O) for the
                   ;          ;          ; for the definitions of "executive officer" and "extension of credit", respectively.
                                           Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
LEONUM             ; RCFD3561 ; 0        ; a. Number of loans made to executive officers since the previous Call Report date
LEOAMT             ; RCFD3562 ; 0        ; b. Total dollar amount of above loans (in thousands of dollars)
LEOINTLO           ; RCFD7701 ; 0        ; c. Range of interest charged on above loans (example: 9 3/4% = 9.75)
LEOINTHI           ; RCFD7702 ; 0        ; c. Range of interest charged on above loans (example: 9 3/4% = 9.75)
                   ;          ;          ; Schedule RI Income Statement
                   ;          ;          ; 1. Interest income
                   ;          ;          ; 1.a. Interest and fee income on loans
                   ;          ;          ; 1.a.(1) In domestic offices
IRELNS             ; RIAD4011 ; 28000    ; 1.a.(1).(a) Loans secured by real estate
IFARMLOANS         ; RIAD4024 ; 0        ; 1.a.(1).(b) Loans to finance agricultural production and other loans to farmers
ICILNS             ; RIAD4012 ; 150000   ; 1.a.(1).(c) Commercial and industrial loans
                   ;          ;          ; 1.a.(1).(d) Loans to individuals for household, family, and other personal expenditures
ILINDCRCD          ; RIADB485 ; 0        ; 1.a.(1).(d).(1) Credit cards
ILINDOTH           ; RIADB486 ; 13000    ; 1.a.(1).(d).(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
IFORGOVLNS         ; RIAD4056 ; 0        ; 1.a.(1).(e) Loans to foreign governments and official institutions
ILOTHDOM           ; RIADB487 ; 180000   ; 1.a.(1).(f) All other loans in domestic offices
F_ILOANS           ; RIAD4059 ; 8000     ; 1.a.(2) In foreign offices, Edge and Agreement subsidiaries, and IBFs
ILOANS             ; RIAD4010 ; 379000   ; 1.a.(3) Total interest and fee income on loans (sum of items 1.a.(1).(a) through
                                           1.a.(2))
IDLFIN             ; RIAD4065 ; 0        ; 1.b. Income from lease financing receivables
IDEPINBAL          ; RIAD4115 ; 14000    ; 1.c. Interest income on balances due from depository institutions*

                   ;          ;          ; 1.d. Interest and dividend income on securities
IUSTRSXMBS         ; RIADB488 ; 42000    ; 1.d.(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage backed securities)
IMORTBS            ; RIADB489 ; 0        ; 1.d.(2) Mortgage backed securities
ISECAOTH           ; RIAD4060 ; 2000     ; 1.d.(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)
ITRADE             ; RIAD4069 ; 1173000  ; 1.e. Interest income from trading assets
IFFSOLD            ; RIAD4020 ; 164000   ; 1.f. Interest income on federal funds sold and securities purchased under agreements to resell
IOTHINT            ; RIAD4518 ; 17000    ; 1.g. Other interest income
TOTINTINC          ; RIAD4107 ; 1791000  ; 1.h. Total interest income (sum of items 1.a.(3) through 1.g)
                   ;          ;          ; 2. Interest expense
                   ;          ;          ; 2.a. Interest on deposits
                   ;          ;          ; 2.a.(1) Interest on deposits in domestic offices
ETRANSDEP          ; RIAD4508 ; 2000     ; 2.a.(1)(a) Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)
                   ;          ;          ; 2.a.(1).(b) Nontransaction accounts
ENTSAVDP           ; RIAD0093 ; 126000   ; 2.a.(1).(b).(1) Savings deposits (INCLUDES MMDAs)
ETMEGT100          ; RIADA517 ; 7000     ; 2.a.(1).(b).(2) Time deposits of $100,000 or more
ETMELT100          ; RIADA518 ; 0        ; 2.a.(1).(b).(3) Time deposits of less than $100,000
F_EXPTOTDEP        ; RIAD4172 ; 180000   ; 2.a.(2) Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and
                                           IBFs
EFFPUR             ; RIAD4180 ; 199000   ; 2.b. Expense of federal funds purchased and securities sold under agreements to repurchase
EBORROWING         ; RIAD4185 ; 142000   ; 2.c. Interest on trading liabilities and other borrowed money
ESUBORN            ; RIAD4200 ; 0        ; 2.d. Interest on subordinated notes and debentures (Year to date)
TOTINTEXP          ; RIAD4073 ; 656000   ; 2.e. Total interest expense (sum of items 2.a through 2.d) (Year to date)
NETINTINC          ; RIAD4074 ; 1135000  ; 3. Net interest income (item 1.h minus 2.e)
ELNLOSS            ; RIAD4230 ; -3000    ; 4. Provision for loan and lease losses
                   ;          ;          ; 5. Noninterest income
IFIDUC             ; RIAD4070 ; 215000   ; 5.a. Income from fiduciary activities*** (Year to date)

ISERCHG            ; RIAD4080 ; 48000    ; 5.b. Service charges on deposit accounts in domestic offices (Year to date)
TRDREVTOT          ; RIADA220 ; -553000  ; 5.c. Trading revenue**** (Year to date)
IINVBKF            ; RIADB490 ; 62000    ; 5.d. Investment banking, advisory, brokerage, and underwriting fees and commissions
                                           (Year to date)
IVTCAPREV          ; RIADB491 ; 0        ; 5.e. Venture capital revenue (Year to date)
INETSRVF           ; RIADB492 ; 0        ; 5.f. Net servicing fees (Year to date)
INETSECZ           ; RIADB493 ; 0        ; 5.g. Net securitization income (Year to date)
UNDWRINC           ; RIADC386 ; 0        ; 5.h.1. Underwriting income from insurance and reinsurance activities
INCOTHACT          ; RIADC387 ; 0        ; 5.h.2. Income from other insurance activities
NETGNSLN           ; RIAD5416 ; 2000     ; 5.i. Net gains (losses) on sales of loans and leases (Year to date)
NETGNSRE           ; RIAD5415 ; 5000     ; 5.j. Net gains (losses) on sales of other real estate owned (Year to date)
NETGNSOA           ; RIADB496 ; 1000     ; 5.k. Net gains (losses) on sales of other assets (excluding securities) (Year to date)
OTHNIINC           ; RIADB497 ; 725000   ; 5.l. Other noninterest income** (Year to date)
TOTNINTINC         ; RIAD4079 ; 505000   ; 5.m. Total noninterest income (sum of items 5.a through 5.l)
ISECGLHTM          ; RIAD3521 ; 0        ; 6.a. Realized gains (losses) on held to maturity securities
ISECGLAFS          ; RIAD3196 ; 12000    ; 6.b. Realized gains (losses) on available for sale securities
                   ;          ;          ; 7. Noninterest expense
ESAL               ; RIAD4135 ; 353000   ; 7.a. Salaries and employee benefits (Year to date)
EPREMAGG           ; RIAD4217 ; 112000   ; 7.b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest) (Year to date)
GDWLIMPLS          ; RIADC216 ; 0        ; 7.c.1. Goodwill impairment losses
AMEXPINTN          ; RIADC232 ; 15000    ; 7.c.2. Amortization expense and impairment losses for other intangible assets
EOTHNONINT         ; RIAD4092 ; 636000   ; 7.d. Other noninterest expense** (Year to date)
TOTNINTEXP         ; RIAD4093 ; 1116000  ; 7.e. Total noninterest expense (sum of items 7.a through 7.d)
INCBEFTAX          ; RIAD4301 ; 539000   ; 8. Income (loss) before income taxes and extraordinary items, and other adjustments
                                           (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)
INCTAXOPER         ; RIAD4302 ; 212000   ; 9. Applicable income taxes (on item 8)
INCBEFEXTR         ; RIAD4300 ; 327000   ; 10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)
EXTRA              ; RIAD4320 ; 0        ; 11. Extraordinary items and other adjustments, net of income taxes**

NETINC             ; RIAD4340 ; 327000   ; 12. Net income (loss) (sum of items 10 and 11)
                   ;          ;          ; Memoranda
EINTNOTDED         ; RIAD4513 ; 0        ; M.1. Interest expense incurred to carry tax exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes
                                           (Year to date)
IFEEMUTFND         ; RIAD8431 ; 0        ; M.2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8) (Year to date)
IESTTXEXOT         ; RIAD4313 ; 0        ; M.3. Income on tax exempt loans and leases to states and political subdivisions in the U.S.(included in Schedule RI, items 1.a and 1.b) (Year to date)
ITXEXSECST         ; RIAD4507 ; 0        ; M.4. Income on tax exempt securities issued by states and political subdivisions in the (included in Schedule RI, item 1.d.(3)) (Year to date)
NUMEMP             ; RIAD4150 ; 2118     ; M.5. Number of full time equivalent employees at end of current period (round to nearest whole number) (Year to date)
                   ;          ;          ; M.6. Not applicable
BNKACQDTE          ; RIAD9106 ; 0        ; M.7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the banks acquisition*****
                   ;          ;          ; M.8. Trading revenue (from cash instruments and derivative instruments) (sum of
                                           Memorandum items 8.a through 8.d, must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC K, item 7) of @2 million or more for any quarter of the preceding calendar year.)
INTRTETRDREV       ; RIAD8757 ; -115000  ; M.8.a. Interest rate exposures
FGNEXTRDREV        ; RIAD8758 ; 54000    ; M.8.b. Foreign exchange exposures
EQTRDREV           ; RIAD8759 ; -492000  ; M.8.c. Equity security and index exposures
CMDTYTRDREV        ; RIAD8760 ; 0        ; M.8.d. Commodity and other exposures
                   ;          ;          ; M.9. Not applicable
CRLOSDER           ; RIADA251 ; 0        ; M.10. Credit losses on derivatives (see instructions)
SUBCHAPSIND        ; RIADA530 ; 0        ; M.11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?
                   ;          ;          ; * Includes interest income on time certificates of deposit not held for trading.
                   ;          ;          ; ** Describe on Schedule RI E Explanations
                   ;          ;          ; *** For banks required to complete Schedule RC T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC T, item 19.

                   ;          ;          ; **** For banks required to complete Schedule RI, Memorandum item 8, trading revenue report in Schedule RI, item 5.c, must equal the sum of Memorandum item 8.a through
                                           8.d.
                   ;          ;          ; ***** For example, a bank acquired on March 1, 2005, would report 20050301.
                   ;          ;          ; Consolidated Report of Income
                   ;          ;          ; All Report of Income schedules are to be reported on a calendar year to date basis in thousands of dollars
                   ;          ;          ; Schedule RI A Changes in Equity Capital
                   ;          ;          ; Indicate decreases and losses in parentheses
CAPPREV            ; RIAD3217 ; 7890000  ; 1. Total equity capital most recently reported for the December 31, 2005, Reports of
                                           Condition and Income (i.e., after adjustments from amended Reports of Income)
CAPRESTATE         ; RIADB507 ; 0        ; 2. Restatements due to corrections of material accounting errors and changes in accounting principles*
CAPBALPY           ; RIADB508 ; 7890000  ; 3. Balance end of previous calendar year as restated (sum of items 1 and 2)
CAPNET             ; RIAD4340 ; 327000   ; 4. Net income (loss) (must equal Schedule RI, item 12)
CAPSTKXTR          ; RIADB509 ; 0        ; 5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)
CAPTRSTK           ; RIADB510 ; 0        ; 6. Treasury stock transactions, net
CAPMRG             ; RIAD4356 ; 0        ; 7. Changes incident to business combinations, net
CAPDIVP            ; RIAD4470 ; 0        ; 8. LESS: Cash dividends declared on preferred stock
CAPDIVC            ; RIAD4460 ; 0        ; 9. LESS: Cash dividends declared on common stock
CAPCOMPI           ; RIADB511 ; 12000    ; 10. Other comprehensive income**
CAPHOLDTRX         ; RIAD4415 ; 0        ; 11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)
CAPEND             ; RIAD3210 ; 8229000  ; 12. Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 28)
                   ;          ;          ; * Describe on Schedule RI E Explanations
                   ;          ;          ; ** Includes changes in net unrealized holding gains (losses) on available for sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.
                   ;          ;          ; Schedule RI B Charge offs and Recoveries on Loans and Leases and Changes in Allowance
                                           for Loan and Lease Losses
                   ;          ;          ; Part I. Charge offs and Recoveries on Loans and Leases

                   ;          ;          ; Part I includes charge offs and recoveries through the allocated transfer risk reserve
                   ;          ;          ; 1. Loans secured by real estate
CONSTCOFS          ; RIAD3582 ; 0        ; 1.a. Construction, land development, and other land loans in domestic offices
                                           ((Column A) Charge offs* (Calendar year to date))
CONSTRECOV         ; RIAD3583 ; 0        ; 1.a. Construction, land development, and other land loans in domestic offices
                                           ((Column B) Recoveries (Calendar year to date))
FARMCHGOF          ; RIAD3584 ; 0        ; 1.b. Secured by farmland in domestic offices ((Column A) Charge offs* (Calendar year to date))
FARMRECOV          ; RIAD3585 ; 0        ; 1.b. Secured by farmland in domestic offices ((Column B) Recoveries (Calendar year to date))
                   ;          ;          ; 1.c. Secured by 1-4 family residential properties in domestic offices
REVRSCOFS          ; RIAD5411 ; 0        ; 1.c.(1) Revolving, open end loans secured by 1-4 family residential properties and extended under lines of credit ((Column A) Charge offs* (Calendar year to date))
REVRSRECOV         ; RIAD5412 ; 0        ; 1.c.(1) Revolving, open end loans secured by 1-4 family residential properties and extended under lines of credit ((Column B) Recoveries (Calendar year to date))
                   ;          ;          ; 1.c.(2) Closed end loans secured by 1-4 family residential properties
CLD1STCOFS         ; RIADC234 ; 0        ; 1.c.(2).(a)  Secured by first liens ((Column A) Charge offs* (Calendar year to date))
CLD1STRECOV        ; RIADC217 ; 0        ; 1.c.(2).(a)  Secured by first liens ((Column B) Recoveries (Calendar year to date))
CLDJLCOFS          ; RIADC235 ; 0        ; 1.c.(2).(b)  Secured by junior liens ((Column A) Charge offs* (Calendar year to date))
CLDJLRECOV         ; RIADC218 ; 0        ; 1.c.(2).(b)  Secured by junior liens ((Column B) Recoveries (Calendar year to date))
MLTRSCOFS          ; RIAD3588 ; 0        ; 1.d. Secured by multifamily (5 or more) residential properties in domestic offices
                                           ((Column A) Charge offs* (Calendar year to date))
MLTRSRECOV         ; RIAD3589 ; 0        ; 1.d. Secured by multifamily (5 or more) residential properties in domestic offices
                                           ((Column B) Recoveries (Calendar year to date))
NONRSCOFS          ; RIAD3590 ; 0        ; 1.e. Secured by nonfarm nonresidential properties in domestic offices ((Column A)
                                           Charge offs* (Calendar year to date))
NONRSRECOV         ; RIAD3591 ; 0        ; 1.e. Secured by nonfarm nonresidential properties in domestic offices ((Column B)
                                           Recoveries (Calendar year to date))
FOFFCOFS           ; RIADB512 ; 0        ; 1.f. In foreign offices ((Column A) Charge offs* (Calendar year to date))
FOFFRECOV          ; RIADB513 ; 0        ; 1.f. In foreign offices ((Column B) Recoveries (Calendar year to date))

                   ;          ;          ; 2. Loans to depository institutions and acceptances of other banks
DEPCOFSUS          ; RIAD4653 ; 0        ; 2.a. To U.S. banks and other U.S. depository institutions ((Column A) Charge offs*
                                           (Calendar year to date))
DEPRECVUS          ; RIAD4663 ; 0        ; 2.a. To U.S. banks and other U.S. depository institutions ((Column B) Recoveries
                                           (Calendar year to date))
DEPCOFSFOR         ; RIAD4654 ; 0        ; 2.b. To foreign banks ((Column A) Charge offs* (Calendar year to date))
DEPRECVFOR         ; RIAD4664 ; 0        ; 2.b. To foreign banks ((Column B) Recoveries (Calendar year to date))
FARMCOFS           ; RIAD4655 ; 0        ; 3. Loans to finance agricultural production and other loans to farmers ((Column A)
                                           Charge offs* (Calendar year to date))
FARMRECV           ; RIAD4665 ; 0        ; 3. Loans to finance agricultural production and other loans to farmers ((Column B)
                                           Recoveries (Calendar year to date))
                   ;          ;          ; 4. Commercial and industrial loans
CIUSCOFS           ; RIAD4645 ; 2000     ; 4.a. To U.S. addressees (domicile) ((Column A) Charge offs* (Calendar year to date))
CIUSRECV           ; RIAD4617 ; 30000    ; 4.a. To U.S. addressees (domicile) ((Column B) Recoveries (Calendar year to date))
CINUCOFS           ; RIAD4646 ; 0        ; 4.b. To non U.S. addressees (domicile) ((Column A) Charge offs* (Calendar year to date))
CINURECV           ; RIAD4618 ; 0        ; 4.b. To non U.S. addressees (domicile) ((Column B) Recoveries (Calendar year to date))
                   ;          ;          ; 5. Loans to individuals for household, family, and other personal expenditures
CRCDCOFS           ; RIADB514 ; 0        ; 5.a. Credit cards ((Column A) Charge offs* (Calendar year to date))
CRCDRECOV          ; RIADB515 ; 0        ; 5.a. Credit cards ((Column B) Recoveries (Calendar year to date))
NCRCDCOFS          ; RIADB516 ; 0        ; 5.b. Other (Includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Charge offs* (Calendar year to date))
NCRCDRECOV         ; RIADB517 ; 0        ; 5.b. Other (Includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Recoveries (Calendar year to date))
FGCOFS             ; RIAD4643 ; 0        ; 6. Loans to foreign governments and official institutions ((Column A) Charge offs*
                                           (Calendar year to date))
FGRECV             ; RIAD4627 ; 0        ; 6. Loans to foreign governments and official institutions ((Column B) Recoveries
                                           (Calendar year to date))
OLNSCOFS           ; RIAD4644 ; 0        ; 7. All other loans ((Column A) Charge offs* (Calendar year to date))
OLNSRECV           ; RIAD4628 ; 0        ; 7. All other loans ((Column B) Recoveries (Calendar year to date))

                   ;          ;          ; 8. Lease financing receivables
LSECOFSUS          ; RIAD4658 ; 0        ; 8.a. To U.S. addressees (domicile) ((Column A) Charge offs* (Calendar year to date))
LSERECVUS          ; RIAD4668 ; 0        ; 8.a. To U.S. addressees (domicile) ((Column B) Recoveries (Calendar year to date))
LSECOFSNUS         ; RIAD4659 ; 0        ; 8.b. To non U.S. addressees (domicile) ((Column A) Charge offs* (Calendar year to date))
LSERECVNUS         ; RIAD4669 ; 0        ; 8.b. To non U.S. addressees (domicile) ((Column B) Recoveries (Calendar year to date))
TOTALCOFS          ; RIAD4635 ; 2000     ; 9. Total (sum of items 1 through 8) ((Column A) Charge offs* (Calendar year to date))
TOTALRECV          ; RIAD4605 ; 30000    ; 9. Total (sum of items 1 through 8) ((Column B) Recoveries (Calendar year to date))
                   ;          ;          ; Memoranda
COMRECOFS          ; RIAD5409 ; 0        ; M.1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above ((Column A) Charge offs*)
COMRERECOV         ; RIAD5410 ; 0        ; M.1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above ((Column B) Recoveries)
RECOFSNUS          ; RIAD4652 ; 0        ; M.2. Loans secured by real estate to non U.S. addressees (domicile) (included in
                                           Schedule RI B, part I, item 1, above) ((Column A) Charge offs* (Calendar year to date))
RERECVNUS          ; RIAD4662 ; 0        ; M.2. Loans secured by real estate to non U.S. addressees (domicile) (included in
                                           Schedule RI B, part I, item 1, 2above) ((Column B) Recoveries (Calendar year to date))
                   ;          ;          ; Memorandum item 4 is to be completed by banks that (1) together with affliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit care specialty banks as defined for Uniform Bank Performance Report purposes.
UNCOLLCCF          ; RIADC388 ; 0        ; M.4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)
                   ;          ;          ; Part II. Changes in Allowance for Loan and Lease Losses
LNLSPREV           ; RIADB522 ; 102000   ; 1. Balance most recently reported for the December 31, 2005, Reports of Condition and
                                           Income. (i.e., after adjustments from amended Reports of Income)
LNLSREC            ; RIAD4605 ; 30000    ; 2. Recoveries (must equal part I, item 9, column B above)
LNCOFSWRD          ; RIADC079 ; 2000     ; 3. LESS: Charge offs (must equal part I, item 9, column A, above less Schedule RI B, part II, item 4)

LNWRDADJ           ; RIAD5523 ; 0        ; 4. LESS: Write-downs arising from transfers of loans to a held-for-sale account
LNLSPROV           ; RIAD4230 ; -3000    ; 5. Provision for loan and lease losses (must equal Schedule RI, item 4)
ALLWADJS           ; RIADC233 ; 0        ; 6. Adjustments** (see instructions for this schedule)
LNLSEND            ; RIAD3123 ; 127000   ; 7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4)
                                           (must equal Schedule RC, item 4.c)
                   ;          ;          ; Memoranda
ALLCTRR            ; RIADC435 ; 0        ; M.1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7 above
                   ;          ;          ; Memorandum items 2 and 3 are to be completed by banks that (1) together with affliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit care specialty banks as defined for Uniform Bank Performance Report purposes.
SPVALUCCF          ; RIADC389 ; 0        ; M.2. Separate valuation allowance for uncollectible retail credit card fees and finance charges
                   ;          ;          ; M.3. Not applicable
                   ;          ;          ; Memorandum item 4 is to be completed by all banks.
CCFALLW            ; RIADC390 ; 0        ; M.3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges
RIADC781           ; RIADC781 ; 0        ; M.4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in
                                           Schedule RI-B, part II, item 7, above)
                   ;          ;          ; * Include write-downs arising from transfers of loans to the held-for-sale account.
                   ;          ;          ; ** Describe on Schedule RI E  Explanations
                   ;          ;          ; Schedule RI D Income from Foreign Offices
                   ;          ;          ; For all banks with Foreign offices (including Edge of Agreement subsidiaries and
                                           IBFs) where foreign office revenues, assets, or net income exceed 10 percent of consolidated total revenues, total assets, or net income.
RIADC899           ; RIADC899 ; 1245000  ; 1. Total interest income in foreign offices
RIADC900           ; RIADC900 ; 414000   ; 2. Total interest expense in foreign offices
RIADC901           ; RIADC901 ; 1000     ; 3. Provision for loan and lease losses in foreign offices
                   ;          ;          ; 4. Noninterest income in foreign offices
RIADC902           ; RIADC902 ; -647000  ; 4.a. Trading revenue

RIADC903           ; RIADC903 ; 0        ; 4.b. Investment banking, advisory, brokagerage, and underwriting fees commissions
RIADC904           ; RIADC904 ; 0        ; 4.c. Net securitization income
RIADC905           ; RIADC905 ; 47000    ; 4.d. Other noniterest income
RIADC906           ; RIADC906 ; 0        ; 5. Realized gains (losses) on held-to-maturity and available-for-sale securities in foreign offices
RIADC907           ; RIADC907 ; 23000    ; 6. Total noninterest expense in foreign offices
RIADC908           ; RIADC908 ; 236000   ; 7. Adjustment to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs
RIADC909           ; RIADC909 ; 40000    ; 8. Applicable income taxes (on items 1 through 7)
RIADC910           ; RIADC910 ; 0        ; 9. Extraordinary items and other adjustments, net of income taxes, in foreign offices
RIADC911           ; RIADC911 ; 403000   ; 10. Net income attributable toforeign offices before internal allocations of income and expense (item 1 plus or minus item 2 through 9)
RIADC912           ; RIADC912 ; 0        ; 11. Internal allocations of income and expense applicable to foreign offices
RIADC913           ; RIADC913 ; -133000  ; 12. Eliminations arising from the consolidation of foreign offices with domestic offices
RIADC914           ; RIADC914 ; 270000   ; 13. Consolidated net income attributable to foreign offices (sum of items 10 through 12)
                   ;          ;          ; Schedule RI E Explanations
                   ;          ;          ; Schedule RI E is to be completed each quarter on a calendar year to date basis.
                   ;          ;          ; Detail all adjustments in Schedule RI A and RI B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details)
                   ;          ;          ; 1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m
IFPRCHECKS         ; RIADC013 ; 0        ; 1.a. Income and fees from the printing and sale of checks (Year to date)
INCRVALCSV         ; RIADC014 ; 0        ; 1.b. Earnings on/increase in value of cash surrender value of life insurance (Year to date)
ATMFEEINC          ; RIADC016 ; 0        ; 1.c. Income and fees from automated teller machines (ATMs) (Year to date)
RENTINORE          ; RIAD4042 ; 0        ; 1.d. Rent and other income from other real estate owned (Year to date)
SAFEDRENT          ; RIADC015 ; 0        ; 1.e. Safe deposit box rent (Year to date)

INONINTA           ; RIAD4461 ; 72000    ; 1.f. TEXT 4461 (Year to date)
INONINTB           ; RIAD4462 ; 132000   ; 1.g. TEXT 4462 (Year to date)
INONINTC           ; RIAD4463 ; 443000   ; 1.h. TEXT 4463 (Year to date)
                   ;          ;          ; 2. Other noninterest expense (from Schedule RI, item 7.d): Itemize and describe the amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
EXPDPROC           ; RIADC017 ; 49000    ; 2.a. Data processing expenses (Year to date)
EXPADVMKT          ; RIAD0497 ; 0        ; 2.b. Advertising and marketing expenses (Year to date)
DRECTSFEE          ; RIAD4136 ; 0        ; 2.c. Directors fees (Year to date)
STAPRTSUP          ; RIADC018 ; 0        ; 2.d. Printing, stationery, and supplies (Year to date)
EXPPOSTG           ; RIAD8403 ; 0        ; 2.e. Postage (Year to date)
EXPLEGAL           ; RIAD4141 ; 0        ; 2.f. Legal fees and expenses (Year to date)
DEPINSASM          ; RIAD4146 ; 0        ; 2.g. FDIC deposit insurance assessments (Year to date)
ENONINTA           ; RIAD4464 ; 399000   ; 2.h. TEXT 4464 (Year to date)
ENONINTB           ; RIAD4467 ; 102000   ; 2.i. TEXT 4467 (Year to date)
ENONINTC           ; RIAD4468 ; 0        ; 2.j. TEXT 4468 (Year to date)
                   ;          ;          ; 3. Extraordinary items and other adjustments and applicable income tax effect (from
                                           Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments)
EXTRAA             ; RIAD4469 ; 0        ; 3.a.(1) TEXT 4469 (Year to date)
EXTAXA             ; RIAD4486 ; 0        ; 3.a.(2) Applicable income tax effect (Year to date)
EXTRAB             ; RIAD4487 ; 0        ; 3.b.(1) TEXT 4487 (Year to date)
EXTAXB             ; RIAD4488 ; 0        ; 3.b.(2) Applicable income tax effect (Year to date)
EXTRAC             ; RIAD4489 ; 0        ; 3.c.(1) TEXT 4489 (Year to date)
EXTAXC             ; RIAD4491 ; 0        ; 3.c.(2) Applicable income tax effect (Year to date)
                   ;          ;          ; 4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI A, item 2) (itemize and describe all restatements)
CAPRESTA           ; RIADB526 ; 0        ; 4.a. TEXT B526 (Year to date)
CAPRESTB           ; RIADB527 ; 0        ; 4.b. TEXT B527 (Year to date)
                   ;          ;          ; 5. Other transactions with parent holding company (from Schedule RI A, item 11)
                                           (itemize and describe all such transactions)

CAPHOLDA           ; RIAD4498 ; 0        ; 5.a. TEXT 4498 (Year to date)
CAPHOLDB           ; RIAD4499 ; 0        ; 5.b. TEXT 4499 (Year to date)
                   ;          ;          ; 6. Adjustments to allowance for loan and lease losses (from Schedule RI B, part II, item 6) (itemize and describe all adjustments):
LNLSADJa           ; RIAD4521 ; 0        ; 6.a. TEXT 4521 (Year to date)
LNLSADJB           ; RIAD4522 ; 0        ; 6.b. TEXT 4522 (Year to date)
                   ;          ;          ; 7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
                   ;          ;          ; Comments?